File No. 33-54849



               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                         AMENDMENT NO. 1

                               TO

                            FORM S-6

For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

 OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST, SERIES 1
                      (Exact Name of Trust)

                      NIKE SECURITIES L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositor's principal executive offices)


          NIKE SECURITIES L.P.     CHAPMAN AND CUTLER
          Attn:  James A. Bowen    Attn:  Eric F. Fess
          1001 Warrenville Road    111 West Monroe Street
          Lisle, Illinois  60532   Chicago, Illinois  60603

        (Name and complete address of agents for service)

It is proposed that this filing will become effective (check appropriate box)

:    :  immediately upon filing pursuant to paragraph (b)
:  x :  December 29, 1995
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)

Pursuant to Rule 24f-2 under the Investment Company Act of  1940,
the issuer has registered an indefinite amount of securities.   A
24f-2 Notice for the offering was last filed on October 24, 1995.

       OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST, SERIES 1
                                977,846 Units


PROSPECTUS
Part One
Dated December 20, 1995

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two.

The Trust

The Oppenheimer Global Growth & Treasury Securities Trust (the "Trust") is a unit investment trust consisting of a portfolio of "zero coupon" U.S. Treasury bonds (Treasury Obligations) and shares of Oppenheimer Global Fund, Inc. ("Oppenheimer"). Oppenheimer is an open-end diversified management investment company, commonly known as a mutual fund. At November 16, 1995, each Unit represented a 1/977,846 undivided interest in the principal and net income of the Trust (see "The Trust" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price per Unit is equal to the aggregate value of the Securities in the Portfolio of the Trust divided by the number of Units outstanding, plus a sales charge of 5.5% of the Public Offering Price (5.820% of the amount invested). At November 16, 1995, the Public Offering Price per Unit was $10.7421 (see "Public Offering" in Part Two).

      Please retain both parts of this Prospectus for future reference.
___________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
___________________________________________________________________________


                             NIKE SECURITIES L.P.
                                   Sponsor

       OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST, SERIES 1
           SUMMARY OF ESSENTIAL INFORMATION AS OF NOVEMBER 16, 1995
                       Sponsor:  Nike Securities L.P.
                       Evaluator:  FT Evaluators, L.P.
          Trustee:  The Chase Manhattan Bank (National Association)


GENERAL INFORMATION

Aggregate Maturity Value of Treasury Obligations in the Trust       $9,779,000
Aggregate Number of Shares of Oppenheimer in the Trust                 122,216
Number of Units                                                        977,846
Fractional Undivided Interest in the Trust per Unit                  1/977,846
Public Offering Price per Unit:
  Aggregate Value of Securities in the Portfolio                    $9,926,436
  Aggregate Value of Securities per Unit                              $10.1513
  Sales Charge 5.820% (5.5% of Public Offering Price)                   $.5908
  Public Offering Price per Unit                                      $10.7421
Redemption Price and Sponsor's Repurchase Price per
  Unit ($.5908 less than the Public Offering Price
  per Unit)                                                           $10.1513

Date Trust Established                                      September 22, 1994
Mandatory Termination Date                                        May 15, 2005
Evaluator's Annual Fee: $.0020 per $10 principal amount of Treasury Obligations outstanding. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.
Supervisory fee payable to an affiliate             Maximum of $.0015 per Unit
  of the Sponsor                                          outstanding annually
Bookkeeping and administrative expenses payable     Maximum of $.0010 per Unit
  to the Sponsor                                          outstanding annually
Trustee's Annual Fee:  $.009 per Unit outstanding.
Record Date: As soon as practicable after Oppenheimer's ex-dividend date. Distribution Date: As soon as practicable after Oppenheimer's distribution date.

                     THIS PAGE INTENTIONALLY LEFT BLANK.

                        REPORT OF INDEPENDENT AUDITORS


The Unit Holders of Oppenheimer Global
Growth & Treasury Securities Trust, Series 1

We have audited the accompanying statement of assets and liabilities, including the portfolio, of Oppenheimer Global Growth & Treasury Securities Trust, Series 1 as of August 31, 1995, and the related statements of operations and changes in net assets for the period from the Initial Date of Deposit, September 22, 1994, to August 31, 1995. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Growth & Treasury Securities Trust, Series 1 at August 31, 1995, and the results of its operations and changes in its net assets for the period from the Initial Date of Deposit, September 22, 1994, to August 31, 1995, in conformity with generally accepted accounting principles.



                                                             ERNST & YOUNG LLP
Chicago, Illinois
November 10, 1995

       OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                     STATEMENT OF ASSETS AND LIABILITIES

                               August 31, 1995


                                    ASSETS


Securities, at market value (cost, including
  accretion on the treasury obligations,
  $9,137,546)(Note 1)                                             $9,724,913
Cash                                                                     142
                                                                 ___________
                                                                   9,725,055

                          LIABILITIES AND NET ASSETS

Accrued liabilities                                                    6,245
                                                                 ___________

Net assets, applicable to 985,000 outstanding
    units of fractional undivided interest:
  Cost of Trust assets, including accretion
    on the treasury obligations  (Note 1)            $9,137,546
  Net unrealized appreciation (Note 2)                  587,367
  Distributable funds (deficit)                         (6,103)
                                                    ___________
                                                                  $9,718,810
                                                                 ===========

Net asset value per unit                                             $9.8668
                                                                 ===========

[FN]

               See accompanying notes to financial statements.

           OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                                      PORTFOLIO

                                   August 31, 1995

    Maturity                                                         Market
     value          Name of Issuer and Title of Security (1)         value

                    Zero Coupon U.S. Treasury bonds
  $9,850,000          maturing May 15, 2005                         $5,285,025
  ==========

     Shares

     123,125        Oppenheimer Global Fund                          4,439,888
  ==========                                                        __________

                    Total investments                               $9,724,913
                                                                    ==========

(1) The treasury obligations have been purchased at a discount from their par value because there is no stated interest income thereon. Over the life of the treasury obligations the value increases, so that upon maturity the holders will receive 100% of the principal amount thereof.
[FN]

                  See accompanying notes to financial statements.

       OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                           STATEMENT OF OPERATIONS

                  Period from the Initial Date of Deposit,
                    September 22, 1994, to August 31, 1995


Interest income                                                     $239,515

Dividends:
  Ordinary income                                                     62,434
  Capital gain                                                       211,097
                                                                  __________
Total investment income                                              513,046

Expenses:
  Trustee's fees and related expenses                                (8,776)
  Evaluator's fees                                                   (1,296)
  Supervisory fees                                                   (1,044)
  Administrative fees                                                  (726)
                                                                  __________
Total expenses                                                      (11,842)
                                                                  __________
      Investment income - net                                        501,204

Net gain (loss) on investments:
  Net realized gain (loss)                                                 -
  Change in unrealized appreciation
    or depreciation                                                  587,367
                                                                  __________
                                                                     587,367
                                                                  __________
Net increase (decrease) in net
  assets resulting from operations                                $1,088,571
                                                                  ==========

[FN]

               See accompanying notes to financial statements.

       OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                      STATEMENT OF CHANGES IN NET ASSETS

                  Period from the Initial Date of Deposit,
                    September 22, 1994, to August 31, 1995



Net increase (decrease) in net assets
    resulting from operations:
  Investment income - net                                           $501,204
  Net realized gain (loss)
    on investments                                                         -
  Change in unrealized appreciation
    or depreciation on investments                                   587,367
                                                                  __________
                                                                   1,088,571

Units issued (935,000)                                             8,440,156

Distributions to unit holders:
  Investment income - net                                          (267,792)
                                                                  __________

Total increase (decrease) in net
    assets                                                         9,260,935

Net assets:
  At the beginning of the period                                     457,875
                                                                  __________

  At the end of the period (including
    distributable funds (deficit)
    applicable to Trust units of $(6,103))                        $9,718,810
                                                                  ==========
Trust units outstanding at the end
    of the period                                                    985,000

[FN]

               See accompanying notes to financial statements.

       OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                        NOTES TO FINANCIAL STATEMENTS


1.  Significant accounting policies

Security valuation -

The treasury obligations are stated at values as determined by FT Evaluators L.P., an affiliate of the Sponsor. The values are based on (1) current bid prices for the securities obtained from dealers or brokers who customarily deal in securities comparable to those held by the Trust, (2) current bid prices for comparable securities, (3) appraisal or (4) any combination of the above.

Shares of Oppenheimer Global Fund (Oppenheimer) are stated at Oppenheimer's published net asset value as reported by the Evaluator. Net asset value is determined by dividing the value of Oppenheimer's securities plus any cash and other assets (including accrued interest and dividends receivable) less all liabilities (including accrued expenses) by the number of shares outstanding, adjusted to the nearest whole cent.

Investment income -

Dividends from the Oppenheimer shares are recorded on Oppenheimer's ex-dividend date. Interest income consists of amortization of original issue discount and market discount or premium on the treasury obligations. Such amortization is included in the cost of the treasury obligations rather than in distributable funds because it is not currently available for distribution to unit holders.

Security cost -

Cost of the Trust's treasury obligations is based on the offering price of the treasury obligations on the dates the treasury obligations were deposited in the Trust, plus amortization of original issue discount and amortization of market discount or premium. Cost of the Oppenheimer shares is based on the net asset value of such shares on the dates the shares were deposited in the Trust. The cost of securities sold is determined on the average cost method. Sales of securities are recorded on the trade date.

Federal income taxes -

The Trust is not taxable for Federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal income taxes.

Expenses of the Trust -

The Trust pays a fee for Trustee services to United States Trust Company of New York, which is based on $.009 per annum per unit outstanding based on the largest aggregate number of units outstanding during the calendar year. Effective September 1, 1995, The Chase Manhattan Bank (National Association) will succeed United States Trust Company of New York as Trustee; the Trustee fees will not be affected by the change. The Evaluator receives an annual fee based on $0.002 per $10.00 principal amount of treasury obligations outstanding. Additionally, the Trust pays recurring financial reporting costs, an annual supervisory fee payable to an affiliate of the Sponsor and an annual administrative fee payable to the Sponsor.

2.  Unrealized appreciation and depreciation

An analysis of net unrealized appreciation at August 31, 1995 follows:

                                       Treasury    Oppenheimer
                                     obligations      shares       Total

          Unrealized appreciation       $536,923      50,444        587,367
          Unrealized depreciation              -           -              -
                                        ___________________________________

                                        $536,923      50,444        587,367
                                        ===================================

3.  Other information

Cost to investors -

The cost to initial investors of units of the Trust was based on the aggregate offering price of the treasury obligations and the net asset value of the Oppenheimer shares on the date of an investor's purchase, plus a sales charge of 5.5% of the public offering price which is equivalent to approximately 5.820% of the net amount invested.

Distributions to unit holders -

Distributions to unit holders are made as soon as practicable after Oppenheimer's distribution date. During the period ended August 31, 1995, the Trust made distributions totaling $.4463 as described below.

Selected data per unit of the Trust outstanding throughout the period -

                                                        Period from the
                                                      Initial Date of Deposit
                                                      Sept. 22, 1994, to
                                                         Aug. 31, 1995

Investment income - interest and dividends                     $.7097
Expenses                                                       (.0164)

                                                              _______
    Investment income - net                                     .6933

Distributions to unit holders:
  Investment income - net                                      (.4463)

Net gain (loss) on investments                                  .4623

                                                              _______
    Total increase (decrease) in net assets                     .7093

Net assets:
  Beginning of the period                                      9.1575
                                                              _______

  End of the period                                           $9.8668
                                                              =======

Investment income - interest and dividends, expenses and investment income - net per unit have been calculated based on the weighted average number of units outstanding during the period (772,892 units). Distributions to unit holders of investment income - net per unit reflects the Trust's cash distributions of approximately $.4463 per unit to 600,000 units on December 22, 1994. The net gain (loss) on investments per unit includes the effects of changes arising from issuance of 935,000 additional units during the period at net asset values which differed from the net asset value per unit of the original 50,000 units ($9.1575 per unit) on September 22, 1994.

       OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                                   PART ONE
                       Must be Accompanied by Part Two

                             ___________________
                             P R O S P E C T U S
                             ___________________

                  SPONSOR:          Nike Securities L.P.
                                    1001 Warrenville Road
                                    Lisle, Illinois  60532
                                    (800) 621-1675

                  TRUSTEE:          The Chase Manhattan Bank
                                    (National Association)
                                    770 Broadway
                                    New York, New York  10003

                  LEGAL COUNSEL     Chapman and Cutler
                  TO SPONSOR:       111 West Monroe Street
                                    Chicago, Illinois  60603

                  LEGAL COUNSEL     Carter, Ledyard & Milburn
                  TO TRUSTEE:       2 Wall Street
                                    New York, New York  10005

                  INDEPENDENT       Ernst & Young, LLP
                  AUDITORS:         Sears Tower
                                    233 South Wacker Drive
                                    Chicago, Illinois  60606

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.



      Oppenheimer Global Growth & Treasury Securities Trust


PROSPECTUS                          NOTE: THIS PART TWO PROSPECTUS MAY
Part Two                                    ONLY BE USED WITH PART ONE
Dated December 29, 1995


The Trust. Oppenheimer Global Growth & Treasury Securities Trust (the "Trust") is a unit investment trust consisting of a portfolio of zero coupon U.S. Treasury bonds and shares of Oppenheimer Global Fund (the "Fund"). The Fund is an open-end, diversified management investment company, commonly known as a mutual fund.

The objective of the Trust is to protect Unit holders' capital by investing a portion of the Trust's portfolio in zero coupon
U.S. Treasury bonds ("Treasury Obligations") and to provide for potential capital appreciation by investing a portion of the Trust's portfolio in shares of Oppenheimer Global Fund. Collectively the Treasury Obligations and the Fund shares are referred to herein as the "Securities." The Fund's investment objective is capital appreciation. Current income is not an objective. In seeking its objective, the Fund will invest a substantial portion of its invested assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. The Fund's techniques may be considered speculative investment methods and increase risks and costs to the Fund. See "What is Oppenheimer Global Fund?-Risk Factors." The Treasury Obligations evidence the right to receive a fixed payment at a future date from the U.S. Government and are backed by the full faith and credit of the U.S. Government.
The guarantee of the U.S. Government does not apply to the market value of the Treasury Obligations or the Units of the Trust, whose net asset value will fluctuate and, prior to maturity, may be worth more or less than a purchaser's acquisition cost. This Trust is intended to achieve its objective over the life of the Trust and as such is best suited for those investors capable of holding Units to maturity. There is, of course, no guarantee that the objective of the Trust will be achieved. See "Portfolio."

The Trust has a mandatory termination date ("Mandatory Termination Date" or "Trust Ending Date") of May 15, 2005.

Each Unit of the Trust represents an undivided fractional interest in all the Securities deposited in the Trust. The Trust has been organized so that purchasers of Units should receive, at the termination of the Trust, an amount per Unit at least equal to $10.00 (which is equal to the per Unit value upon maturity of the Treasury Obligations), even if the Trust never paid a dividend and the value of the underlying Fund shares were to decrease to zero, which the Sponsor considers highly unlikely. This feature of the Trust provides Unit holders who purchase Units at a price of $10.00 or less per Unit with total principal protection, including any sales charges paid, although they might forego any earnings on the amount invested.
To the extent that Units are purchased at a price less than $10.00 per Unit, this feature may also provide a potential for capital appreciation. As a result of the volatile nature of the market for zero coupon U.S. Treasury bonds, Units sold or redeemed prior to maturity will fluctuate in price and the underlying Treasury
Obligations may be valued at a price greater or less than their value as of the Initial Date of Deposit. UNIT HOLDERS DISPOSING
OF THEIR UNITS PRIOR TO THE MATURITY OF THE TRUST MAY RECEIVE
MORE OR LESS THAN $10.00 PER UNIT, DEPENDING ON MARKET CONDITIONS
ON THE DATE UNITS ARE SOLD OR REDEEMED.

BOTH PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fund shares deposited in the Trust's portfolio have no fixed maturity date and the net asset value of the shares will fluctuate. The Portfolio, essential information based thereon and financial statements, including a report of independent auditors relating to the Trust offered hereby, are contained in Part One for the Trust to which reference should be made for such information.

Public Offering Price. The Public Offering Price per Unit of the Trust will be based upon a pro rata share of the bid prices of the Treasury Obligations and the net asset value of the Fund shares in the Trust plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust plus a maximum sales charge of 5.5% (equivalent to 5.82% of the net amount invested). The minimum purchase is $1,000. The sales charge is reduced on a graduated scale for sales involving at least 10,000 Units. See "How is the Public Offering Price Determined?"

Income and Capital Gains Distributions. Distributions of net income, if any, other than amortized discount, will be made at least annually. Distributions of realized capital gains, if any, received by the Trust, will be made whenever the Fund makes such a distribution.
Any distribution of income and/or capital gains will be net of the expenses of the Trust. INCOME WITH RESPECT TO THE ACCRUAL
OF ORIGINAL ISSUE DISCOUNT ON THE TREASURY OBLIGATIONS WILL NOT
BE DISTRIBUTED CURRENTLY, ALTHOUGH UNIT HOLDERS WILL BE SUBJECT
TO FEDERAL INCOME TAX AT ORDINARY INCOME RATES AS IF A DISTRIBUTION HAD OCCURRED. See "What is the Federal Tax Status of Unit Holders?" Additionally, upon termination of the Trust, the Trustee will distribute, upon surrender of Units for redemption, to each Unit holder his or her pro rata share of the Trust's assets, less expenses, in the manner set forth under "Rights of Unit Holders-How are Income and Capital Distributed?"

Reinvestment. Each Unit holder will, unless he or she elects to receive cash payments, have distributions of principal (including, if elected by Unit holders, the proceeds received upon the maturity of the Treasury Obligations in the Trust at termination) and income earned by the Trust, automatically invested in shares of the Fund
(if Fund shares are registered in the Unit holder's state of residence) in the name of the Unit holder. Such distributions (including, if elected by Unit holders, the proceeds received upon the maturity of the Treasury Obligations in the Trust at termination) will be reinvested without a sales charge to the Unit Holder on each applicable distribution date. See "Rights of Unit Holders-How
Can Distributions to Unit Holders be Reinvested?"

Market for Units. While under no obligation to do so, the Sponsor intends to maintain a market for Units of the Trust and offer to resell such Units at prices which are based on the aggregate bid side evaluation of the Treasury Obligations and the aggregate net asset value of the Fund shares in the Trust plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust plus a maximum sales charge of 5.5% (equivalent to 5.82% of the net amount invested). In the absence of such a market, a Unit holder may redeem Units through redemption at prices based upon the aggregate bid price of the Treasury Obligations plus the aggregate net asset value of the Fund shares in the Trust plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust. See "Rights of Unit Holders-How May Units be Redeemed?"

Risk Factors. An investment in the Trust should be made with an understanding of the risks associated therewith, including, among other factors, the possible deterioration of either the Securities which make up the Trust or the general condition of the stock market, volatile interest rates, economic recession, currency exchange fluctuations, foreign withholding, and differences between domestic and foreign legal, auditing, brokerage and economic standards. The Trust is not actively managed and Securities will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation. See "What are the Fund's Investment Policies?-Risk Factors."

      Oppenheimer Global Growth & Treasury Securities Trust

What is Oppenheimer Global Growth & Treasury Securities Trust?

The Oppenheimer Global Growth & Treasury Securities Trust is one of a series of investment companies created by the Sponsor under the name of Oppenheimer Global Growth & Treasury Securities Trust, all of which are generally similar but each of which is separate and is designated by a different series number (the "Trust").
This series was created under the laws of the State of New York pursuant to a Trust Agreement (the "Indenture"), dated the Initial
Date of Deposit, with Nike Securities L.P., as Sponsor, The Chase
Manhattan Bank (National Association), as Trustee, and First Trust
Advisors L.P., as Portfolio Supervisor and FT Evaluators L.P. as Evaluator.

The objective of the Trust is to protect Unit holders' capital by investing a portion of the Trust's portfolio in zero coupon
U.S. Treasury bonds ("Treasury Obligations") and to provide for potential capital appreciation by investing a portion of the Trust's portfolio in shares of Oppenheimer Global Fund (the "Fund"). The
Fund is a mutual fund with the investment objective of capital appreciation. Current income is not an objective. In seeking its objective, the Fund will invest a substantial portion of its invested assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. The Fund's techniques may be considered speculative investment methods and increase risks and costs to the Fund. See "What is Oppenheimer Global Fund?-Risk Factors." In the Sponsor's opinion, the trend toward integration and interdependence of certain of the world's economies as well as the emergence of newly industrialized countries, with higher standards of living and increasing consumer demands has translated into more foreign investment opportunities. Foreign markets are assuming a dominant role in the world economy. Over the past twenty years, the major percentage of the world stock market capitalization has shifted dramatically from the United States to foreign markets, which now account for approximately 66% of the world's equities. Oppenheimer Funds international experts have identified nine significant global trends which they currently believe offer the most promising areas for long-term growth: Specialized Communications, Emerging Consumer Markets, Infrastructure Worldwide, Capital Market Development, Healthcare/Biotechnology, Energy Logistics, Corporate Restructuring, Efficiency-Enhancing Technologies, and Environment. The Treasury Obligations evidence the right to receive a fixed payment at a future date from the U.S. Government and are backed by the full faith and credit of the U.S. Government. The guarantee of the U.S. Government does not apply to the market value of the Treasury Obligations or the Units of the Trust, whose net asset value will fluctuate and, prior to maturity, may be more or less than a Unit holder's acquisition cost. Collectively, the Treasury Obligations and Fund shares in the Trust are referred to herein as the "Securities." There is, of course, no guarantee that the objective of the Trust will be achieved. The Trust has been organized so that purchasers of Units should receive, at the termination of the Trust, an amount per Unit at least equal to $10.00 per Unit (which is equal to the per Unit value upon maturity of the Treasury Obligations), even if the Fund shares never paid a dividend and the value of the Fund shares in the Trust were to decrease to zero, which the Sponsor considers highly unlikely. To the extent that Units of the Trust are redeemed, the aggregate value of the Securities in the Trust will be reduced and the undivided fractional interest represented by each outstanding Unit of the Trust will increase.
See "How May Units be Redeemed?" The Trust has a Mandatory Termination Date as set forth in Part One of the Prospectus.

What are the Expenses and Charges?

At no cost to the Trust, the Sponsor has borne all the expenses of creating and establishing the Trust, including the cost of the initial preparation, printing and execution of the Indenture for the Units, legal and accounting expenses, expenses of the Trustee and other out-of-pocket expenses. With the exception of bookkeeping and other administrative services provided to the Trust, for which the Sponsor will be reimbursed in amounts as set forth in Part One, the Sponsor will not receive any fees in connection with its activities relating to the Trust. Such bookkeeping and administrative charges may be increased without approval of the Unit holders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor. The fees payable to the Sponsor for such services may exceed the actual costs of providing such services for the Fund, but at no time will the total amount received for such services rendered to unit investment trusts of which Nike Securities L.P.
is the Sponsor in any calendar year exceed the actual cost to the Sponsor of supplying such services in such year. First Trust
Advisors L.P., an affiliate of the Sponsor, will receive an annual supervisory fee, which is not to exceed the amount set forth in Part One for providing portfolio supervisory services for the Trust. Such fee is based on the number of Units outstanding in the Trust on January 1 of each year except during the year or years in which an initial offering period occurs in which case the fee for a month is based on the number of Units outstanding at the end of such month. The fee may exceed the actual costs of providing such supervisory services for the Trust, but at no time will the total amount received for portfolio supervisory services rendered to unit investment trusts of which Nike Securities
L.P. is the Sponsor in any calendar year exceed the aggregate cost of First Trust Advisors L.P. of supplying such services in such year.

The Evaluator will receive a fee as indicated in Part One. No fee is paid to the Evaluator with respect to the Fund shares in the Trust. The Trustee pays certain expenses of the Trust for which it is reimbursed by the Trust. The Trustee will receive for its ordinary recurring services to the Trust and for all normal expenses of the Trustee incurred by or in connection with its responsibilities under the Indenture, an annual fee as set forth in Part One per annum per Unit in the Trust outstanding based upon the number of Units outstanding in the Trust on January 1 of each year except during the year or years in which an initial offering period occurs in which case the fee for a month is based on the number of Units outstanding at the end of such month. For a discussion of the services performed by the Trustee pursuant to its obligations under the Indenture, reference is made to the material set forth under "Rights of Unit Holders." Rule 12b-1 fees imposed on shares of the Fund held in the Trust, are rebated to the Trust, deposited in the Income Account and are used to pay expenses of the Trust.

The Trustee's and Evaluator's fees are payable from the Income Account of the Trust to the extent funds are available and then from the Capital Account of the Trust. Since the Trustee has the use of the funds being held in the Capital and Income Accounts for payment of expenses and redemptions and since such Accounts are non-interest bearing to Unit holders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to the Trust is expected to result from the use of these funds. Both fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor.

The following additional charges are or may be incurred by the
Trust: all legal and annual auditing expenses of the Trustee incurred by or in connection with its responsibilities under the Indenture; the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Indenture; indemnification of the Trustee for any loss, liability or expense incurred by it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of the Trust; indemnification of the Sponsor for any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct in acting as depositor of the Trust; all taxes and other government charges imposed upon the Securities or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). The above expenses and the Trustee's annual fee, when paid or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Securities in the Trust in order to make funds available to pay all these amounts if funds are not otherwise available in the Income and Capital Accounts of the Trust except that the Trustee shall not sell Treasury Obligations to pay Trust expenses. Since the Fund shares consist primarily of common stock and the income stream produced by dividends is unpredictable, the Sponsor cannot provide any assurance that dividends will be sufficient to meet any or all expenses of the Trust. As discussed above, if dividends are insufficient to cover expenses, it is likely that Fund shares will have to be sold to meet Trust expenses. These sales may result in capital gains or losses to Unit holders. See "What is the Federal Tax
Status of Unit Holders?"

The Indenture requires the Trust to be audited on an annual basis at the expense of the Trust by independent auditors selected by the Sponsor. So long as the Sponsor is making a secondary market for the Units, the Sponsor is required to bear the cost of such annual audits to the extent such cost exceeds $0.005 per Unit. Unit holders of the Trust covered by an audit may obtain a copy of the audited financial statements upon request.

What is the Federal Tax Status of Unit Holders?

The following is a general discussion of certain of the Federal income tax consequences of the purchase, ownership and disposition of the Units. The summary is limited to investors who hold the Units as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). Unit holders should consult their tax advisers in determining the Federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units in the Trust.

In the opinion of Chapman and Cutler, counsel for the Sponsor, under existing law:

1. The Trust is not an association taxable as a corporation for Federal income tax purposes; each Unit holder will be treated as the owner of a pro rata portion of each of the assets of the Trust under the Code; the income of the Trust will be treated as income of the Unit holders thereof under the Code; and each Unit holder will be considered to have received his or her pro rata share of income derived from each Trust asset when such income is received by the Trust.

2. Each Unit holder will have a taxable event when the Trust disposes of a Security (whether by sale, exchange, liquidation, redemption, or payment at maturity) or upon the sale or redemption of Units by such Unit holder. The price a Unit holder pays for his or her Units is allocated among his or her pro rata portion of each Security held by the Trust (in proportion to the fair market values thereof on the date the Unit holder purchases his or her Units) in order to determine his or her tax basis for his or her pro rata portion of each Security held by the Trust. The Treasury Obligations held by the Trust are treated as stripped bonds and may be treated as bonds issued at an original issue discount as of the date a Unit holder purchases his or her Units. Because the Treasury Obligations represent interests in "stripped" U.S. Treasury bonds, a Unit holder's initial cost for his or her pro rata portion of each Treasury Obligation held by the Trust shall be treated as its "purchase price" by the Unit holder. Original issue discount is effectively treated as interest for Federal income tax purposes and the amount of original issue discount in this case is generally the difference between the bond's purchase price and its stated redemption price at maturity. A Unit holder will be required to include in gross income for each taxable year the sum of his or her daily portions of original issue discount attributable to the Treasury Obligations held by the Trust as such original issue discount accrues and will in general be subject to Federal income tax with respect to the total amount of such original issue discount that accrues for such year even though the income is not distributed to the Unit holders during such year to the extent it is not less than a "de minimis" amount as determined under a Treasury Regulation issued on December 28, 1992 relating to stripped bonds. To the extent the amount of such discount is less than the respective "de minimis" amount, such discount shall be treated as zero. In general, original issue discount accrues daily under a constant interest rate method which takes into account the semi-annual compounding of accrued interest. In the case of the Treasury Obligations, this method will generally result in an increasing amount of income to the Unit holders each year. Unit holders should consult their tax advisers regarding the Federal income tax consequences and accretion of original issue discount under the stripped bond rules. For Federal income tax purposes, a Unit holder's pro rata portion of dividends as defined by Section 316 of the Code paid with respect to a Fund share held by the Trust are taxable as ordinary income to the extent of such Fund's current and accumulated "earnings and profits." A Unit holder's pro rata portion of dividends paid on such Fund share which exceed such current and accumulated earnings and profits will first reduce a Unit holder's tax basis in such Fund share, and to the extent that such dividends exceed a Unit holder's tax basis in such Fund share shall generally be treated as capital gain. In general, any such capital gain will be short term unless a Unit holder has held his Units for more than one year.

3. A Unit holder's portion of gain, if any, upon the sale or redemption of Units or the disposition of Securities held by the Trust will generally be considered a capital gain except in the case of a dealer or a financial institution and, in general, will be long-term if the Unit holder has held his or her Units for more than one year. A Unit holder's portion of loss, if any, upon the sale or redemption of Units or the disposition of Securities held by the Trust will generally be considered a capital loss (except in the case of a dealer) and, in general, will be long-term if the Unit holder has held his or her Units for more than one year. Unit holders should consult their tax advisers regarding the recognition of such capital gains and losses for Federal income tax purposes.

Because Unit holders are deemed to directly own a pro rata portion of the Fund shares as discussed above, Unit holders are advised to read the discussion of tax consequences for the Fund set forth under "Who is the Management of Oppenheimer Global Fund?-Tax Status of the Fund." Distributions declared by the Fund on the Fund shares in October, November or December that are held by the Trust and paid during the following January will be treated as having been received by Unit holders on December 31 in the year such distributions were declared. Long-term capital gains distributions on the Fund shares are taxable to the Unit holders as long-term capital gains regardless of how long a person has been a Unit holder. If a Unit holder holds his or her Units for six months or less or if the Trust holds shares of the Fund for six months or less, any loss incurred by a Unit holder related to the disposition of the Fund shares will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received (or deemed to have been received) with respect to such shares. For taxpayers other than corporations, net capital gains are subject to a maximum marginal tax rate of 28 percent. However, it should be noted that legislative proposals are introduced from time to time that affect relative differences at which ordinary income and capital gains are taxed.

The Revenue Reconciliation Act of 1993 (the "Tax Act") raised tax rates on ordinary income while capital gains remain subject to a 28% maximum stated rate. Because some or all capital gains are taxed at a comparatively lower rate under the Tax Act, the Tax Act includes a provision that recharacterizes capital gains as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993. Unit holders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

Special Tax Consequences of In-Kind Distributions Upon Termination of the Trust. As discussed in "Rights of Unit Holders-How are Income and Capital Distributed?," under certain circumstances a Unit Holder will receive an In-Kind Distribution upon the termination of the Trust. The Unit Holder requesting an In-Kind Distribution will be liable for expenses related thereto (the "Distribution Expenses") and the amount of such In-Kind Distribution will be reduced by the amount of the Distribution Expenses. See "Rights of Unit Holder-How are Income and Capital Distributed?" Treasury Obligations held by the Trust will not be distributed to a Unit holder as part of an In-Kind Distribution. The tax consequences relating to the sale of Treasury Obligations are discussed above.
As previously discussed, prior to the termination of the Trust, a Unit holder is considered as owning a pro rata portion of each of the Trust assets for Federal income tax purposes. The receipt of an In-Kind Distribution upon the termination of the Trust would be deemed an exchange of such Unit holder's pro rata portion of each of the shares of stock (including the Fund shares) and other assets held by the Trust in exchange for an undivided interest in whole shares of the Fund plus, possibly, cash.

There are generally three different potential tax consequences which may occur under an In-Kind Distribution with respect to each Security owned by the Trust. A "Security" for this purpose is a particular class of stock issued by a particular corporation (and does not include the Treasury Obligations in the Trust). If the Unit holder receives only whole shares of the Fund in exchange for his or her pro rata portion in each share of the Fund held by the Trust, there is no taxable gain or loss recognized upon such deemed exchange pursuant to Section 1036 of the Code. If the Unit holder receives whole shares of the Fund plus cash in lieu of a fractional share of the Fund, and if the fair market value of the Unit holder's pro rata portion of the shares of the Fund exceeds his tax basis in his pro rata portion of the Fund, taxable gain would be recognized in an amount not to exceed the amount of such cash received, pursuant to Section 1031(b) of the Code. No taxable loss would be recognized upon such an exchange pursuant to Section 1031(c) of the Code, whether or not cash is received in lieu of a fractional share. Under either of these circumstances, special rules will be applied under Section 1031(d) of the Code to determine the Unit holder's tax basis in the shares of the Fund which he receives as part of the In-Kind Distribution. Finally, if a Unit holder's pro rata interest in the Fund does not equal a whole share, he may receive entirely cash in exchange for his pro rata portion of the Fund. In such case, taxable gain or loss is measured by comparing the amount of cash received by the Unit holder with his tax basis in the Fund share.

A Unit holder who requests an In-Kind Distribution has to analyze the tax consequences with respect to each Security owned by the Trust. In analyzing the tax consequences with respect to each Security, such Unit holder must allocate the Distribution Expenses among the Securities (the "Allocable Expenses"). The Allocable Expenses will reduce the amount realized with respect to each Security so that the fair market value of the shares of such Security received (if any) and cash received in lieu thereof (as a result of any fractional shares) by such Unit holder should equal the amount realized for purposes of determining the applicable tax consequences in connection with an In-Kind Distribution. A Unit holder's tax basis in shares of such Security received will be increased by the Allocable Expenses relating to such Security.
The amount of taxable gain (or loss) recognized upon such exchange will generally equal the sum of the gain (or loss) recognized under the rules described above by such Unit holder with respect to each Security owned by the Trust. Unit holders who request an In-Kind Distribution are advised to consult their tax advisers in this regard.

The Fund may elect to pass through to its shareholders the foreign income and similar taxes paid by the Fund in order to enable such shareholders to take a credit (or deduction) for foreign income taxes paid by the Fund. If such an election is made, Unit holders of the Trust, because they are deemed to own a pro rata portion of the Fund shares held by the Trust, as described above, must include in their gross income, for Federal income tax purposes, both their portion of dividends received by the Trust from the Fund, and also their portion of the amount which the Fund deems to be the Trust's portion of foreign income taxes paid with respect to, or withheld from, dividends, interest or other income of the Fund from its foreign investments. Unit holders may then subtract from their Federal income tax the amount of such taxes withheld, or else treat such foreign taxes as deductions from gross income;
however, as in the case of investors receiving income directly from foreign sources, the above described tax credit or deduction is subject to certain limitations. Unit holders should consult their tax advisers regarding this election and its consequences to them.

General. Each Unit holder will be requested to provide its taxpayer identification number to the Trustee and to certify that the Unit holder has not been notified that payments to the Unit holder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by the Trust to such Unit holder (including amounts received upon the redemption of Units) will be subject to back-up withholding. Distributions by the Trust will generally be subject to United States income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-United States persons (accrual of original issue discount on the Treasury Obligations may not be subject to Federal taxation or withholding provided certain requirements are met).
Such persons should consult their tax advisers.

Unit holders will be notified annually of the amounts of original issue discount, income and long-term capital gains distributions includable in the Unit holder's gross income and the amount of Trust expenses which may be claimed as itemized deductions.

Distributions of income, long-term capital gains and accrual of original issue discount may also be subject to state and local taxes. Foreign investors may be subject to different Federal income tax consequences than those described above. Investors should consult their tax advisers for specific information on the tax consequences of particular types of distributions.

Unit holders desiring to purchase Units for tax-deferred plans and IRAs should consult their broker for details on establishing such accounts. Units may also be purchased by persons who already have self-directed plans established. See "Why are Investments in the Trust Suitable for Retirement Plans?"

In the opinion of Carter, Ledyard & Milburn, Special Counsel to the Trust for New York tax matters, under the existing income tax laws of the State of New York, the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unit holders thereof.

Why are Investments in the Trust Suitable for Retirement Plans?

Units of the Trust may be well suited for purchase by Individual Retirement Accounts, pension funds and other tax-deferred retirement plans. Generally, the Federal income tax relating to capital gains and income received in each of the foregoing plans is deferred until distributions are received. Distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. Fees and charges with respect to such plans may vary.

                            PORTFOLIO

What are Treasury Obligations?

The Treasury Obligations deposited in the Trust consist of U.S. Treasury bonds which have been stripped of their unmatured interest coupons. The Treasury Obligations evidence the right to receive a fixed payment at a future date from the U.S. Government, and are backed by the full faith and credit of the U.S. Government. Treasury Obligations are purchased at a deep discount because the buyer obtains only the right to a fixed payment at a fixed date in the future and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the Treasury Obligations) is that a fixed yield is earned not only on the original investment but also, in effect, on all earnings during the life of the discount obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligations at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, the Treasury Obligations are subject to substantially greater price fluctuations during periods of changing interest rates than are securities of comparable quality which make regular interest payments. The effect of being able to acquire the Treasury Obligations at a lower price is to permit more of the Trust's portfolio to be invested in shares of the Fund.

What is Oppenheimer Global Fund?

The portfolio of the Trust also contains shares of Oppenheimer
Global Fund.

Oppenheimer Global Fund (the "Fund") is a mutual fund with the investment objective of capital appreciation. Current income is not an objective. In seeking its objective, the Fund will invest a substantial portion of its invested assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. THE FUND'S TECHNIQUES MAY BE CONSIDERED SPECULATIVE INVESTMENT METHODS AND INCREASE RISKS AND COSTS TO THE FUND. See "Special Investment Methods."

The Fund offers two classes of shares ("Class A" and "Class B") which may be purchased at a price equal to their respective net asset value per share, plus a sales charge. The Trust has purchased Class A shares for deposit in the Trust and any reference to Fund shares in this prospectus shall refer to Class A shares.

This Prospectus sets forth concisely information about the Fund that a prospective investor should know before investing. A Statement of Additional Information about the Fund (the "Additional Statement") has been filed with the Securities and Exchange Commission ("SEC") and is available without charge upon written request to Oppenheimer Shareholder Services (the "Transfer Agent"), P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at 1-800-525-7048. The Additional Statement (which is incorporated in its entirety by reference in the Fund's Prospectus) contains more detailed information about the Fund and its management, including more complete information as to certain risk factors.

Fund Expenses

The following table sets forth the fees that an investor in the Fund might pay and the expenses paid by the Fund during its fiscal year ended September 30, 1994.


Shareholder Transaction Expenses
                                                                                Class A
                                                                                Shares
                                                                                _______
Maximum Sales Charge on Purchases (as a percentage
 of offering price) {                                                           5.75%
Sales Charge on Reinvested Dividends                                            None
Maximum Contingent Deferred Sales Charge on Redemptions                         None
Redemption Fees                                                                 None
Exchange Fee                                                                    None



Annual Fund Operating Expenses
(as a percentage of average net assets)
                                                                                Class A
                                                                                Shares
                                                                                _______
Management Fees                                                                 0.73%
12b-1 (Distribution and/or Service Plan) Fees {{                                0.18%
Other Expenses                                                                  0.31%
                                                                                _____
Total Fund Operating Expenses*                                                  1.22%


[FN]
__________________
{       There is no sales load payable upon the purchase of the Fund shares deposited in the Trust. However, the maximum sales charge on the Units, and therefore indirectly on the Fund shares is 5.5% during the initial offering period and 5.5% in the secondary market.

{{      Effectively, there are no 12b-1 fees on Fund shares held in the Trust. However, Unit holders who acquire shares of the Fund through reinvestment of dividends or other distributions or through reinvestment at the Trust's termination will begin to incur 12b-1 fees at such time as shares are acquired.

* Annual Fund Operating Expenses are less annual 12b-1 fees rebated to the Sponsor of 0.25% on Fund shares deposited in the Trust.
See "Summary of Essential Information" for a description of estimated fees and expenses charged per Unit.

The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in shares of the Fund will bear directly (Shareholder Transaction Expenses) or indirectly (Annual Fund Operating Expenses). The sales charge rate shown for Class A shares is the current maximum rate applicable to purchases of Class A shares of the Fund. "Total Fund Operating Expenses," similarly restated, would be 1.27% for Class A shares. For further details, see "Purchase, Redemption and Pricing of Shares-Dual Class Methodology" and the Fund's financial statements, both included in the Additional Statement.

The following examples apply the above-stated expenses and the current maximum sales charge to a hypothetical $1,000 investment in shares of the Fund over the time period shown below, assuming a 5% annual rate of return on the investment. The amounts shown below are the cumulative costs of such hypothetical $1,000 investment for the periods shown and, except as indicated in line 2, assumes that the shares are redeemed at the end of each stated period.


                                                1 year          3 years         5 years         10 years
                                                ______          _______         _______         ________
1. Class A Shares                               $69             $94             $121            $197
2. Class A Shares, assuming no redemption       $69             $94             $121            $197


These examples should not be considered a representation of past or future expenses or performance. Expenses are subject to change and actual performance and expenses may be less or greater than those illustrated above.

THE RULE 12B-1 FEES IMPOSED ON SHARES HELD IN THE TRUST ARE REBATED TO THE TRUST AND ARE USED TO REDUCE EXPENSES OF THE TRUST RESULTING IN INCREASED DISTRIBUTIONS TO UNIT HOLDERS. UNIT HOLDERS WHO ACQUIRE SHARES OF SPECIAL SITUATIONS THROUGH REINVESTMENT OF DIVIDENDS
OR OTHER DISTRIBUTIONS OR THROUGH REINVESTMENT AT THE TRUST'S TERMINATION WILL BEGIN TO INCUR RULE 12B-1 FEES AT SUCH TIME AS SHARES ARE ACQUIRED.

Financial Highlights
Selected data for a Class A share of the Fund outstanding throughout each period
The information in the table below has been derived from financial statements which are covered by another certified public accountant's report appearing in the Additional Statement.




                                                                        Class A
                                                                Year Ended September 30,

                                                1994            1993           1992           1991           1990       1989
Per Share Operating Data:
Net asset value, beginning of period            $    35.04      $    30.03     $    32.05     $    27.63     $  30.43    $   22.94
                                                __________      __________     __________     __________     _________   _________
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .17            0.26           0.17           0.05         0.02         0.20
Net realized and unrealized gain (loss) on
        investments and translation of assets
        and liabilities in foreign currencies         6.10            4.99          (1.50)          6.14         0.29         9.11
                                                __________      __________     __________     __________     _________    _________
Total income (loss)
        from investment operations                    6.27            5.25          (1.33)          6.19         0.31         9.31
                                                __________      __________     __________     __________      _________   _________
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                  (.25)          (0.12)         (0.11)         (0.08)       (0.11)       (0.09)
Distributions from net realized gains
        on investments                               (3.37)          (0.12)         (0.58)         (1.69)       (3.00)       (1.73)
                                                __________      __________     __________     __________     _________   _________
Total dividends and distributions
        to shareholders                              (3.62)         (0.24)         (0.69)       (1.77)         (3.11)        (1.82)
                                                __________      __________     __________     __________     _________   _________
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $    37.69      $    35.04     $    30.03     $    32.05     $  27.63    $   30.43
                                                ==========      ==========     ==========     ==========     =========   =========
------------------------------------------------------------------------------------------------------------------------------------
Total return, at Net Asset Value*                    19.19%          17.67%         (4.23)%        23.71%        0.79%       42.87%
------------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)        $    1,921      $1,388,773     $1,214,615     $1,076,336     $ 719,893   $ 522,866
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $    1,711      $1,213,098     $1,193,870     $  898,592     $ 672,246     445,819
------------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at
        end of period (in thousands)                50,955          39,632         40,441         33,585        26,056      17,183
Amount of debt outstanding at
        end of period (in thousands)                   N/A      $       -      $   60,000     $   60,000     $  60,000   $  30,000
Average amount of debt outstanding
        throughout each period
        (in thousands){                                N/A      $   18,247     $   60,000     $   60,000     $  42,877   $  30,000
Average number of shares outstanding
        throughout each period
        (in thousands){{                               N/A          39,853         37,435         30,607        21,982      16,968
Average amount of debt per share
        outstanding throughout each period             N/A      $     0.46     $     1.60     $     1.96     $    1.95   $    1.77

Ratios to average net assets:
Net investment income                                  .38%           0.84%          0.55%          0.22%         0.16%       0.73%
Expenses                                              1.15%           1.18%          1.36%          1.65%         1.68%       1.90%
Portfolio turnover rate**                            78.30%           86.9%          18.0%          19.9%         27.2%       62.6%



                                                                  Class A
                                                         Year Ended September 30,

                                                1988            1987            1986             1985
Per Share Operating Data:
Net asset value, beginning of period            $   38.29       $   28.88       $    17.36       $   16.47
                                                __________      __________      __________       __________
Income (loss) from investment operations:
Net investment income                                0.04            0.05             0.12            0.14
Net realized and unrealized gain
        (loss) on investments and
        translation of assets and
        liabilities in foreign currencies           (9.70)          13.28            11.56            1.71
                                                __________      __________      __________       __________
Total income (loss)
        from investment operations                  (9.66)          13.33            11.68            1.85
                                                __________      __________      __________       __________
Dividends and distributions to shareholders:
Dividends from net investment income                (0.07)          (0.11)           (0.10)          (0.04)
Distributions from net realized gains
        on investments                              (5.62)          (3.81)           (0.06)          (0.92)
                                                __________      __________      __________       __________
Total dividends and distributions
        to shareholders                             (5.69)          (3.92)           (0.16)          (0.96)
                                                __________      __________      __________       __________
Net asset value, end of period                  $   22.94       $   38.29       $    28.88       $   17.36
                                                ==========      ==========      ==========       ==========
Total return, at Net Asset Value*                  (25.17)%         52.65%           67.63%          12.00%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)        $ 371,438       $ 601,417       $  372,243       $ 231,645
Average net assets (in thousands)               $ 398,220       $ 473,418       $  330,827       $ 225,843
Number of shares outstanding at
        end of period (in thousands)               16,191          15,708           12,891          13,347
Amount of debt outstanding at
        end of period (in thousands)            $  30,000       $  35,000       $   22,000       $  14,000
Average amount of debt outstanding
        throughout each period
        (in thousands){                         $  31,052       $  26,290       $   19,058       $   3,877
Average number of shares outstanding
        throughout each period
        (in thousands){{                           17,173          15,099           13,205          14,476
Average amount of debt per share
        outstanding throughout each period      $    1.81       $    1.74       $     1.44       $    0.27

Ratios to average net assets:
Net investment income                                0.15%           0.16%            0.47%           0.81%
Expenses                                             1.89%           1.49%            1.60%           1.21%
Portfolio turnover rate**                            25.2%           37.0%            25.2%           29.0%

[FN]

* Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

**      The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

{       Based upon daily outstanding borrowings.

{{      Based upon month-end balances.

What are the Fund's Investment Policies?

The Fund is an open-end, diversified management investment company presently organized as a Massachusetts business trust. It was initially organized as a Maryland corporation in 1969. In seeking its objective of capital appreciation, the Fund emphasizes investment in foreign and domestic securities considered by the Fund's investment manager, Oppenheimer Management Corporation (the "Manager"), to have appreciation possibilities, primarily common stocks or securities having investment characteristics of common stocks (such as convertible securities) of "growth-type" companies. As a matter of fundamental policy, under normal market conditions, the Fund will invest its total assets in securities of issuers traded in markets in at least three different countries (which may include the United
States). The portfolio may also emphasize securities of cyclical industries and "special situations" when the Manager believes that they present opportunities for capital growth. The remainder of the Fund's invested assets will be invested in securities for liquidity purposes. The Fund's investment policies and practices are not "fundamental" policies (as defined below) unless a particular policy is identified as fundamental. The Board of Trustees of the Fund (the "Board") may change non-fundamental policies without shareholder approval.

The Fund currently emphasizes investment in "foreign securities"
(as defined below), because the Manager believes that certain foreign securities may present investment opportunities. In the Manager's opinion, investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the U.S. or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby reducing fluctuations in portfolio value. "Foreign securities" include securities issued by companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or foreign over-the-counter markets. Securities of foreign issuers
(i) represented by American Depository Receipts, (ii) traded in the U.S. over-the-counter markets or (iii) listed on a U.S. securities exchange are not considered "foreign securities" because they are not subject to many of the special considerations and risks (discussed below) that apply to investments in foreign securities traded and held abroad. The Fund has no restrictions on the amount of its assets that may be invested in securities of foreign issuers, and thus the relative amount of such investments will change from time to time. The Fund may purchase securities issued by issuers in any country, developed or underdeveloped. As of September 30, 1993, approximately 82% of the Fund's net assets were invested in foreign securities, and it is currently anticipated that the Fund may continue to invest 80% or more of its total assets in foreign securities. Risks of investing in foreign securities may include foreign taxation, changes in currency rates or currency blockage, currency exchange costs, and differences between domestic and foreign legal, auditing, brokerage and economic standards.
When more than 50% of its assets are invested in foreign securities at the end of any fiscal year, the Fund intends to elect the application of Section 853 of the Internal Revenue Code of 1986, as amended
(the "Internal Revenue Code"), discussed in "Dividends, Distributions and Taxes." Securities held abroad by foreign sub-custodians for the Fund may be held only in those countries and by those sub-custodians approved from time to time by the Board under applicable rules.
See "Investment Objective and Policies-Foreign Securities" in the Additional Statement for further discussion as to the possible rewards and risks of investing in foreign securities.

The Fund invests in securities of smaller, less well-known companies as well as those of large, well-known companies (not generally included in the definition of "growth-type" companies). Current income is not a consideration in the selection of portfolio securities, whether selected for appreciation possibilities or liquidity purposes. The Fund is intended for investors seeking capital appreciation over the long term and who are willing to assume greater risks in the hope of achieving greater gains, and is not meant for investors seeking assured income and conservation of capital. The Fund's investment policies are speculative and involve substantial risks, and no assurance can be given that the Fund's investment objective will be met.

In an uncertain market or economic environment when it would be appropriate to maintain a defensive position, the Fund may invest in debt securities, such as rated or unrated bonds and debentures, cash equivalents and preferred stocks. It is expected that short-term (i.e., those maturing in one year or less from the date of purchase) debt securities will be emphasized for defensive or liquidity purposes, since such securities usually may be disposed of quickly at prices not involving significant losses. When circumstances warrant, securities may be sold without regard to the length of time held, although short-term trading may increase brokerage costs borne by the Fund.

Risk Factors. The Fund may use the following special investment methods when their use appears appropriate to the Manager. Since certain of such investment methods are speculative, they may subject an investment in the Fund to relatively greater risks and costs than would be the case with an investment in a fund that does not use such methods.

Special Situations. The Fund may invest in "special situations" that the Manager believes may present opportunities for capital growth. A "special situation" exists when a merger, reorganization, or other unusual development is expected to occur which, in the opinion of the Manager, may prompt an increase in the value of an issuer's securities, regardless of general business conditions or the movement of the market as a whole. There is a risk that the price of the security may decline if the anticipated development fails to occur.

Small, Unseasoned Companies. The Fund may invest in securities of small, unseasoned companies as well as those of large, well-known companies. In view of the limited liquidity and volatility of price movements of the former, the Fund will not permit a substantial portion of its assets to be invested in securities of companies (including their predecessors) that have operated less than three years. See "Investment Objective and Policies-Small, Unseasoned Companies" in the Additional Statement for a further discussion of the risks involved in such investments.

Restricted and Illiquid Securities. The Fund will not purchase or otherwise acquire securities that may be illiquid by virtue of the absence of a readily available market or because their disposition would be subject to legal restrictions ("restricted securities") if, as a result, more than 15% of its net assets
(taken at current value) would be invested in securities that are illiquid (including repurchase agreements maturing in more than seven days). This policy does not limit purchases of restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended
(the "Securities Act"), that are determined to be liquid by the Board, or by the Manager under Board-approved guidelines. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular
Rule 144A securities, the Fund's holdings of those securities may be illiquid. The Fund currently intends to invest no more than 10% of its net assets in illiquid and restricted securities, excluding securities eligible for resale pursuant to Rule 144A under the Securities Act that are determined to be liquid by the Board or by the Manager under Board-approved guidelines. If due to changes in relative market values of the Fund's portfolio securities, more than 15% of the Fund's assets consisted of illiquid securities, the Manager would consider appropriate steps to protect the Fund's flexibility. There may be undesirable delays in selling such securities at prices representing their fair value. See "Investment Objective and Policies-Restricted and Illiquid Securities" in the Additional Statement for further details.

Warrants and Rights. The Fund may invest up to 5% of its total assets in warrants and rights (other than those that have been acquired in units or are attached to other securities). No more than 2% of the Fund's total assets may be invested in warrants that are not listed on either The New York Stock Exchange or The
American Stock Exchange. Warrants are options to purchase equity securities at specified prices valid for a specific period of time. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. For further details, see "Investment Objective and Policies-Warrants and Rights" in the Additional Statement.

Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements to generate income for liquidity purposes to meet anticipated redemptions, or pending the investment of proceeds from sales of Fund shares or settlement of purchases of portfolio investments. The Fund's repurchase agreements will be fully collateralized. However, if the seller of the securities fails to pay the agreed-upon repurchase price on the delivery date, the Fund's risks may include the costs of disposing of the collateral for the agreement and losses that might result from any delays in foreclosing on the collateral.
The Fund's investments in repurchase agreements maturing in more than seven days are subject to the limitation described above on illiquid or restricted securities. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements maturing in seven days or less. See "Investment Objective and Policies-Repurchase Agreements" in the Additional Statement for more details.

Loans of Portfolio Securities. The Fund has entered into a Securities Lending Agreement and Guaranty (the "Securities Lending Agreement") with The Bank of New York pursuant to which portfolio securities of the Fund may be loaned to brokers, dealers and other financial institutions. The Securities Lending Agreement provides, among other things, for the division of responsibility and income between the Fund and The Bank of New York and that loans must be adequately collateralized and may be made only in conformity with the Fund's Securities Lending Guidelines. The value of the securities loaned may not exceed 25% of the value of the Fund's total assets. The
Fund presently does not intend that the value of the securities loaned in the current fiscal year will exceed 5% of the value of the Fund's total assets. In connection with securities lending, the Fund might experience risks of delay in receiving additional collateral, risks of delay in the return of the loaned securities or loss of rights in the collateral should the borrower fail financially (although the Fund is the beneficiary of a guaranty provided by The Bank of New York, under certain circumstances). See "Investment Objectives and Policies-Loans of Portfolio Securities" in the Additional Statement for further information.

Borrowing. From time to time, the Fund may increase its ownership of securities by borrowing up to 10% of the value of its net assets from banks on an unsecured basis and investing the borrowed funds (on which the Fund will pay interest), subject to the 300% asset coverage requirement of the Investment Company Act of 1940, as amended (the "Investment Company Act"). Purchasing securities with borrowed funds is a speculative investment method known as leverage. There are risks associated with leveraging purchases of portfolio securities by borrowing, including possible reduction of income and increased fluctuation of net asset value per share. The Fund may be subject to relatively greater risks and costs than a fund that does not use leverage. For further discussion of such risks and other details, see "Financial Highlights" above and "Investment Objective and Policies-Borrowing" in the Additional Statement.

Covered Call Options and Hedging. The Fund may write (i.e., sell) covered call options to generate income for liquidity or defensive reasons. For hedging purposes it may purchase certain put and call options, Stock Index Futures (described below) and options on Stock Index Futures and broadly-based stock indices and enter into interest rate swap transactions, all of which are referred to as "Hedging Instruments." In general, the Fund may use Hedging Instruments (i) to attempt to protect against declines in the market value of the Fund's portfolio securities or Stock Index Futures, and thus protect the Fund's net asset value per share against downward market trends, or (ii) to establish a position in the equity securities markets as a temporary substitute for purchasing particular equity securities. The Fund will not use Hedging Instruments for speculation. The principal risks associated with covered calls and hedging are described below and in greater detail under "Investment Objective and Policies-Covered Calls and Hedging" in the Additional Statement.

Writing Covered Call Options. The Fund may sell (i.e., write) call options ("calls") if: (i) after any sale, not more than 25% of the Fund's total assets are subject to calls; (ii) the calls are listed on a domestic securities exchange or quoted on the Automated Quotation System of the National Association of Securities Dealers, Inc. ("NASDAQ"); and (iii) the calls are "covered," i.e., the Fund owns the securities or Futures subject to the call (or other securities acceptable for applicable escrow arrangements) while the call is outstanding.

Purchasing Puts and Calls. The Fund may purchase put options ("puts") which relate to (i) securities held by it; (ii) Stock Index Futures (whether or not it holds such Stock Index Futures in its portfolio); or (iii) broadly-based stock indices. The Fund may not write puts other than those it previously purchased. The Fund may purchase calls as to securities, broadly-based stock indices or Stock Index Futures, or to effect a "closing purchase transaction" to terminate its obligation on a call it has previously written. A call or put may be purchased only if, after such purchase, the value of all put and call options held by the Fund would not exceed 5% of the Fund's total assets.

Stock Index Futures. The Fund may buy and sell futures contracts only if they relate to broadly-based stock indices ("Stock Index Futures" or "Futures"). A stock index is "broadly-based" if it includes stocks that are not limited to issuers in any particular industry or group of industries. Stock Index Futures obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made.

Foreign Currency Options. The Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options, for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. However, in the event of currency rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transactions costs.

Forward Contracts. The Fund may enter into foreign currency exchange contracts ("Forward Contracts"), which obligate the seller to deliver and the purchaser to take a specific amount of foreign currency at a specific future date for a fixed price. The Fund may enter into a Forward Contract in order to "lock in" the U.S.
dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled, or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. There is a risk that the use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Forward Contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to other Futures. The Fund may also enter into a Forward Contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated.
This is done in the expectation that there is a greater correlation between the foreign currency of the Forward Contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Manager to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge. The Fund will not speculate in foreign currency exchange. There is no limitation as to the percentage of the Fund's assets that may be committed to foreign currency exchange contracts. The Fund does not enter into such Forward Contracts or maintain a net exposure in such contracts to the extent that the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's assets denominated in that currency, or enter into a "cross hedge" unless it is denominated in a currency or currencies that the Manager believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated. See "Investment Objective and Policies-Additional Information about Hedging Instruments and Their Use-Tax Aspects of Covered Calls and Hedging Instruments" in the Additional Statement for a discussion of the tax treatment of Forward Contracts.

Interest Rate Swap Transactions. The Fund may enter into interest rate swaps. In an interest rate swap, the Fund and another party exchange their respective commitments to pay or receive interest on a security (e.g., an exchange of floating rate payments for fixed rate payments). The Fund will not use interest rate swaps for leverage. Swap transactions will be entered into only as to security positions held by the Fund. The Fund may not enter into swap transactions with respect to more than 50% of its total assets.
The Fund will
segregate liquid assets (e.g., cash, U.S. Government securities or other appropriate high grade debt obligations) equal to the net excess, if any, of its obligations over its entitlements under the swap and will mark to market that amount daily. The interest rate risk of a swap is that the Fund will incur a net payment obligation as a result of movements in interest rates. The credit risk of a swap depends on the counterparty's ability to perform.
The value of the swap may decline if the counterparty's creditworthiness deteriorates. If the counterparty defaults, the Fund risks the loss of the net amount of interest payments that it is contractually entitled to receive. The Fund may be able to reduce or eliminate its exposure to losses under swap agreements either by assigning them to another party, or by entering into an offsetting swap agreement with the same counterparty or another creditworthy counterparty. See "Investment Objective and Policies-Covered Calls and Hedging" in the Additional Statement for further details.

Risks of Options and Futures Trading. "Investment Objective and Policies-Covered Calls and Hedging" in the Additional Statement contains more information about options and Futures, Forward Contracts, options on Futures contracts and foreign currencies, interest swap transactions, asset segregation requirements for Forward Contracts, the payment of premiums for options trades, and on the tax effects, risks and possible benefits to the Fund from options trading, and information as to the Fund's other limitations (which are not fundamental policies) on investment in Futures and options thereon. There are certain risks in writing calls.
If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written. The principal risks of Futures trading are: (a) possible imperfect correlation between the prices of the Futures and the market value of the debt securities in the Fund's portfolio; (b) possible lack of a liquid secondary market for closing out a Futures position;
(c) the need for additional skills and techniques beyond those required for normal portfolio management; and (d) losses on Futures resulting from interest rate movements not anticipated by the Manager.

Short Sales Against-the-Box. The Fund may not sell securities short except in transactions referred to as "short sales against-the-box." No more than 15% of the Fund's net assets will be held as collateral for such short sales at any one time. See "Investment Objective and Policies-Short Sales Against-the-Box" in the Additional Statement for further details.

Investment Restrictions. The Fund has certain investment restrictions that, together with its investment objective, are fundamental policies changeable only by a vote of a "majority" (as defined in the Investment Company Act) of the Fund's outstanding voting securities. Under some of those restrictions, the Fund cannot:
(1) buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if with respect to 75% of its total assets, more than 5% of the Fund's total assets would be invested in securities of that issuer, or the Fund would then own more than 10% of that issuer's voting securities; (2) concentrate investments in any particular industry; therefore the Fund will not purchase the securities of companies in any one industry if, thereafter, more than 25% of the value of the Fund's assets would consist of securities of companies in that industry; or (3) deviate from the percentage requirement listed under "Borrowing," "Warrants and Rights" and "Short Sales Against-the-Box." The percentage restrictions described above and in the Additional Statement apply only at the time of investment and require no action by the Fund as a result of subsequent changes in value of the investment or size of the Fund. A supplementary list of investment restrictions is contained in "Investment Restrictions" in the Additional Statement.

Who is the Management of Oppenheimer Global Fund?

The Board has overall responsibility for the management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts. Subject to the authority of the Board, the Manager is responsible for the day-to-day management of the Fund's business, supervises the investment operations of the Fund and the composition of its portfolio and furnishes the Fund advice and recommendations with respect to investments, investment policies and the purchase and sale of securities pursuant to an investment advisory agreement (the "Agreement") with the Fund.

Subject to the Agreement, the Manager may consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of broker-dealers for the Fund's portfolio transactions. Under a new investment advisory agreement, which was approved by the Fund's shareholders at a meeting called for June 20, 1994, the Fund pays a monthly management fee to the Manager at the following annual rates, computed on the net assets of the Fund as of the close of business each day, which are higher than those paid by most other investment companies: 0.80% of the first $250 million of aggregate net assets;
0.77% of the next $250 million; 0.75% of the next $500 million;
0.69% of the next $1 billion; and 0.67% thereafter. The management fee rates in effect during the Fund's fiscal year ending September
30, 1993 are in Note 4 to the financial statements included in the Additional Statement. "Investment Management Services" in the Additional Statement contains more information about the Agreement, including a more complete description of expense reimbursement arrangements, exculpation provisions and brokerage practices of the Fund.

William B. Wilby, a Senior Vice President of the Manager, serves as the Portfolio Manager and a Vice President of the Fund and has been primarily responsible for the day-to-day management of the Fund's portfolio since December 1992. During the past five years, Mr. Wilby has also served as an officer and portfolio manager for other Oppenheimer funds, prior to which he was international investment strategist at Brown Brothers, Harriman & Co. and a Managing Director and Portfolio Manager at AIG Global Investors.
For more information about the Fund's other officers and Trustees, see "Trustees and Officers" in the Additional Statement.

The Manager has operated as an investment adviser since April
30, 1959. The Manager and its affiliates currently advise U.S. investment companies with assets aggregating over $25 billion as of September 30, 1993, and having more than 1.8 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company which also advises pension plans and investment companies.

Determination of Net Asset Value. The net asset value per share of each class is determined as of 4:00 p.m. (all references to time in this Prospectus mean New York time) each day the New York
Stock Exchange is open (a "regular business day") by dividing the value of the Fund's net assets attributable to that class by the number of shares of the class outstanding. The Board has established procedures for valuing the Fund's securities. In general, those valuations are based on market value, with special provisions for: (i) securities not having readily-available market quotations;
(ii) short-term debt securities; and (iii) covered calls and Hedging Instruments. Further details are in "Purchase, Redemption and Pricing of Shares" in the Additional Statement. The net asset values per share of Class A and Class B shares are expected to be substantially the same; however, from time to time the net asset value of each class may differ, due to differences in expenses borne by each class, as described under "Purchase, Redemption and Pricing of Shares-Dual Class Methodology" in the Additional Statement.

Class A Service Plan. The Fund has adopted a service plan (the
"Class A Plan") pursuant to Rule 12b-1 of the Investment Company
Act under which the Fund will reimburse the Distributor quarterly for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares.
The distributor of the Fund's shares, Oppenheimer Funds Distributor, Inc. (the "Distributor") will use such fees received from the Fund in their entirety: (i) to compensate brokers, dealers, banks and other institutions ("Recipients") each quarter for providing personal service and maintenance of accounts that hold Class A shares, and (ii) to reimburse itself (to the extent authorized by the Board) for its other expenditures under the Class A Plan and its direct costs for personal service and maintenance of accounts. For the fiscal year ended September 30, 1993 the Board has not presently authorized any reimbursement to the Distributor under
(ii) above. The services to be provided under the Class A Plan include, but are not limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, providing such customers with information on their investment in Class A shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund, making the Fund's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Fund may reasonably request.

The Distributor will be reimbursed only for quarterly payments made to each Recipient at a rate not to exceed 0.0625% (0.25% annually) of the average during the calendar quarter of the aggregate net asset value of Class A shares of the Fund, computed as of the close of each business day, held in accounts of the Recipient or its customers; that rate may be reduced for such assets which are attributable to sales prior to April 1, 1991.

The Class A Plan has the effect of increasing annual expenses of Class A shares of the Fund by up to 0.25% of the class's average annual net assets from what its expenses would otherwise be. In addition, the Manager and the Distributor may, under the Class
A Plan, from time to time from their own resources (which, as to the Manager, may include profits derived from the advisory fee it receives from the Fund) make similar payments to Recipients for distribution and administrative services they perform. For further details, see "Distribution and Service Plans" in the Additional Statement.

THE RULE 12B-1 FEES IMPOSED ON SHARES HELD IN THE TRUST ARE REBATED TO THE TRUST AND ARE USED TO REDUCE EXPENSES OF THE TRUST RESULTING IN INCREASED DISTRIBUTIONS TO UNIT HOLDERS. UNIT HOLDERS WHO ACQUIRE SHARES OF SPECIAL SITUATIONS THROUGH REINVESTMENT OF DIVIDENDS
OR OTHER DISTRIBUTIONS OR THROUGH REINVESTMENT AT THE TRUST'S TERMINATION WILL BEGIN TO INCUR RULE 12B-1 FEES AT SUCH TIME AS SHARES ARE ACQUIRED.

Dividends, Distributions and Taxes. This discussion relates solely to Federal tax laws and is not exhaustive; a qualified tax adviser should be consulted. The Fund's dividends and distributions may also be subject to state and local taxation. See "Tax Aspects of Covered Calls and Hedging Instruments" and "Tax Status of the Fund's Dividends and Distributions" in the Additional Statement for more information on the tax aspects of the Fund's investments in Hedging Instruments and other tax matters.

Dividends and Distributions. The Fund intends to declare dividends for Class A shares from net investment income, if any, on an annual basis in December each year, on a date set by the Board. As current income is not an objective of the Fund, the amount of dividends, if any, will likely be small. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities, premiums from expired calls written by the Fund, and net profits from hedging transactions realized in the twelve months ending on October 31 of that year. The Fund may make a supplemental distribution of capital gains and ordinary income following the end of its fiscal year. A shareholder purchasing Fund shares immediately prior to the declaration of a dividend or capital gain distribution will receive a distribution subject to income tax, and the distribution will have the effect of reducing the Fund's net asset value per share by the amount of the distribution. Any long-term capital gains distributions and any non-taxable return of capital will be identified separately when tax information is distributed by the Fund. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any gains.

All dividends and capital gains distributions to Fund shareholders are automatically reinvested in shares of the same class at net asset value, as of a date selected by the Board, unless the shareholder notifies the Transfer Agent in writing to pay dividends or capital gains distributions in cash, or to reinvest them in another Eligible Fund, as described in "Performance, Dividend and Tax Information" in the Additional Statement. That request must be received prior to the record date for a dividend to be effective as to that dividend. Dividends and distributions to Fund shareholders may be automatically transferred to a designated account at a financial institution.
See the Fund's prospectus for more details.

The amount of a class's distributions may vary from time to time depending upon market conditions, the composition of the Fund's portfolio, expenses borne by the Fund, or borne separately by that class as described in "Purchase, Redemption and Pricing of Shares-Dual Class Methodology" in the Additional Statement. Dividends are calculated in the same manner, at the same time, and on the same day for shares of each class. However, dividends on Class
B shares are expected to be lower than on Class A shares on a pro rata basis as a result of the asset-based sales charge on Class B shares, and such dividends also will differ in amount as a consequence of any difference in the net asset value between Class A and Class B shares.

Tax Status of the Fund's Dividends and Distributions. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested. Long-term capital gains distributions, if any, are taxable as long-term capital gains, whether received in cash or reinvested and regardless of how long
Fund shares have been held. For information as to "backup" withholding on dividends, see "How to Redeem Shares-General Information on Redemptions" in the Fund's Prospectus.

The Fund currently intends to invest more than 50% of its total assets in securities of foreign issuers, and when its assets are so invested at the end of any fiscal year in which it qualifies as a "regulated investment company" under the Internal Revenue
Code, it may elect the application of Section 853 of the Internal Revenue Code to permit shareholders to take a credit (or a deduction) for foreign income taxes paid by the Fund. The Fund elected the application of Section 853 in its fiscal year ended September
30, 1993. Such foreign tax credit or deduction is subject to certain limitations under the Internal Revenue Code. See "Tax Status of the Fund's Dividends and Distributions" in the Additional Statement for further discussion of this provision.

Tax Status of the Fund. If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund so qualified during its last fiscal year, and intends to qualify in current and future years, but reserves the right not to do so. The Internal Revenue Code contains a number of complex tests relating to qualification which the Fund might not meet in any particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held for less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments" in the Additional Statement). If it did not qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for dividends and distributions paid to shareholders.

Fund Performance Information

Total Return Information. From time to time, the "average annual total return," "total return" and "total return at net asset value" of an investment in each class of shares of the Fund may be advertised. The "average annual total return" of each class for a particular period is computed by determining the average annual compounded rate of return over the period, using the initial amount invested at the beginning of the period and the redeemable value of the investment at the end of the period. The "total return" of each class for a period is a cumulative rate of return of a hypothetical investment over the entire period, also using the initial amount invested and the redeemable value at the end of the period. The initial amount invested assumes the payment of the Fund's current maximum initial sales charge applicable to Class A shares sold to investors other than the Trust. The Fund may also quote a "total return at net asset value" of each class which is total return calculated without considering either initial sales charge. The redeemable value of the investment assumes that all dividends and capital gains distributions have been reinvested at net asset value without sales charge. The "average annual total return,"
"total return" and "total return at net asset value" indicate the investment results an investor would have experienced over the stated period from changes in share price and reinvestment of dividends and distributions. All such performance information is based on historical earnings and is not intended to indicate future performance. "Performance, Dividend and Tax Information" in the Additional Statement contains more information about calculating the Fund's returns and other performance information.

Management's Discussion of Performance. During the Fund's fiscal year ended September 30, 1993, the Fund's foreign investments reflected a shift by the Manager toward emerging growth markets in Asia and Latin America, and a reduction in European investments. During this time, the Manager diversified the Fund's U.S. investments among a broad range of industries perceived to have growth opportunities. During the past fiscal year, the performance of the securities markets was impacted by a number of economic factors, which as to the European markets included slow growth rates and currency turmoil and as to the U.S. markets included a low interest rate environment.

Please refer to the APPENDIX following the last page of this document for details on the chart included at this point.


The performance graph set forth above compares the Fund's total return over a ten-year period with respect to Class A shares against the performance of the Morgan Stanley World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the United States and widely recognized as a measure of global stock market performance. The Morgan Stanley World Index includes a factor for the reinvestment of dividends but does not reflect expenses or taxes. The Fund's return on Class A shares reflects the deduction of the current maximum sales charge of 5.75%, and includes reinvestment of all dividends and capital gains distributions, but does not consider taxes.

Additional Information

Description of the Fund and its Shares. The Board is empowered to issue full and fractional shares of one or more series and classes of series. Shares of one series having two classes (Class A and Class B) have been authorized, which constitute the shares of beneficial interest described herein. As explained in this Prospectus, each class has different dividends, distributions and expenses, and may have different net asset values.

Each shareholder is entitled to one vote per share held (and a fractional vote for a fractional share) on matters submitted to his or her vote. Only shareholders of a particular class vote on matters affecting only that class. On all other matters submitted to a vote of the shareholders, the holders of separate classes vote together as a single class. Shares do not have preemptive or subscription or cumulative voting rights. The Trustees may divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. The Fund does not anticipate holding annual meetings.
Under certain circumstances, shareholders of the Fund have the right to remove a Trustee. Although the Fund's Declaration of Trust states that when issued, shares are fully-paid and non-assessable, shareholders may be held personally liable as "partners" for the Fund's obligations; however, the risk of a shareholder incurring any financial loss is limited to the relatively remote circumstances in which the Fund is unable to meet its obligations. See "Additional Information" in the Additional Statement for details.

The Custodian and the Transfer Agent. The Custodian of the assets of the Fund is The Bank of New York. The Manager and its affiliates presently have banking relationships with the Custodian. See "Additional Information" in the Additional Statement for further information.
The Fund's cash balances in excess of $100,000 held by the Custodian are not protected by Federal deposit insurance. Such uninsured balances at times may be substantial.

The Transfer Agent, a division of the Manager, acts as transfer agent and shareholder servicing agent on an at-cost basis for the Fund and certain of the other open-end funds advised by the Manager, and as transfer agent for unit investment trusts for the accumulation of shares of one of such funds. Shareholders should direct any inquiries concerning the Fund to the Fund's Transfer Agent at the address or toll-free phone number listed on page 9 of this Prospectus.

What are Some Additional Considerations for Investors?

Investors should be aware of certain other considerations before making a decision to invest in the Trust described herein.

The Sponsor has obtained an exemptive order of the Securities and Exchange Commission ("SEC") to enable it to deposit Oppenheimer Global Fund shares purchased for deposit in the Trust. Under the terms of the exemptive order, the Sponsor has agreed to take certain steps to ensure that investment in the Fund shares is equitable to all parties and particularly that the interests of the Unit holders are protected. The Fund has agreed to waive any sales charge on shares sold to the Trust. Furthermore, First Trust Advisors L.P. has agreed to waive its usual fee for acting as Evaluator of the Trust's portfolio with respect to that portion of the portfolio comprised of Fund shares, since information with respect to the price of the Fund's shares is readily available to it. In addition, the Indenture requires the Trustee to vote all shares of the Fund held in the Trust in the same manner and ratio on all proposals as the vote of owners of Fund shares not held by the Trust.

The value of the Fund's shares, like the value of the Treasury
Obligations, will fluctuate over the life of the Trust and may be more or less than the price at which they were deposited in the Trust. The Fund's shares may appreciate or depreciate in value
(or pay dividends or other distributions) depending on the full range of economic and market influences affecting the securities in which it is invested and the success of the Fund's Adviser in anticipating or taking advantage of such opportunities as they may occur. However, the Sponsor believes that, upon termination of the Trust, even if the Fund shares deposited in the Trust are worthless, an event which the Sponsor considers highly unlikely, the Treasury Obligations will provide sufficient principal to at least equal $10.00 per Unit (which is equal to the per Unit value upon maturity of the Treasury Obligations) for those individuals purchasing on the Initial Date of Deposit (or any other Date when the value of the Units is $10.00 or less). This feature of the Trust provides Unit holders with principal protection, although they might forego any earnings on the amount invested. To the extent that Units are purchased at a price less than $10.00 per Unit, this feature may also provide a potential for capital appreciation.

Unless a Unit holder purchases Units of the Trust on the Initial Date of Deposit (or another date when the value of the Units is $10.00 or less), total distributions, including distributions made upon termination of the Trust, may be less than the amount paid for a Unit.

The Sponsor, Adviser, Underwriter, Fund and the Trustee shall not be liable in any way for any default, failure or defect in any Security.

The Trust consists of the Securities listed in Part One as may continue to be held from time to time in the Trust.

The Trustee has no power to vary the investments of the Trust, i.e., the Trustee will have no managerial power to take advantage of market variations to improve a Unit holder's investment but may dispose of Securities only under limited circumstances. See "How May Securities be Removed from the Trust?" Of course, the portfolio of the Fund will be changing as the Adviser attempts to achieve the Fund's objective.

To the best of the Sponsor's knowledge, there is no litigation pending as of the date of this Prospectus in respect of any Security which might reasonably be expected to have a material adverse effect on the Trust. At any time after the date of this Prospectus, litigation may be instituted on a variety of grounds with respect to the Securities. The Sponsor is unable to predict whether any such litigation will be instituted, or if instituted, whether such litigation might have a material adverse effect on the Trust.

                         PUBLIC OFFERING

How is the Public Offering Price Determined?

Units are offered at the Public Offering Price as indicated in Part One attached hereto. The Public Offering Price is based on the aggregate bid side evaluation of the Treasury Obligations and the net asset value of the Fund shares in the Trust, plus or minus cash, if any, in the Capital and Income Accounts held or owned by the Trust, plus a maximum sales charge of 5.5% of the Public Offering Price (equivalent to 5.82% of the net amount invested) divided by the number of outstanding Units of the Trust.

The minimum purchase in the Trust is $1,000. The applicable sales charge is reduced by a discount as indicated below for volume purchases:


                                        Percent of              Percent of
                                        Offering                Net Amount
Number of Units                         Price                   Invested
_______________                         _________               __________
 10,000 but less than 50,000            0.60%                   0.6036%
 50,000 but less than 100,000           1.30%                   1.3171%
100,000 or more                         2.10%                   2.1450%


Any such reduced sales charge shall be the responsibility of the selling Underwriter or dealer. The reduced sales charge structure will apply on all purchases of Units in the Trust by the same person on any one day from any one underwriter or dealer. Additionally, Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age will be deemed, for the purposes of calculating the applicable sales charge, to be additional purchases by the purchaser. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account. The purchaser must inform the Underwriter or dealer of any such combined purchase prior to the sale in order to obtain the indicated discount. With respect to the employees, officers and directors (including their immediate families and trustees, custodians or a fiduciary for the benefit of such person) of the Sponsor, Underwriters, dealers and their subsidiaries, the sales charge is reduced by 2.0% of the Public Offering Price for purchases of Units during the initial and secondary offering periods.

The Public Offering Price will be equal to the bid price per Unit of the Treasury Obligations and the net asset value of the Fund shares therein plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust plus the applicable sales charge.

The offering price of the Treasury Obligations in the Trust may be expected to be greater than the bid price of the Treasury Obligations by less than 2%.

Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. Delivery of Units so ordered will be made five business days following such order or shortly thereafter.
See "Rights of Unit Holders-How May Units be Redeemed?" for information regarding the ability to redeem Units ordered for purchase.

How are Units Distributed?

It is the intention of the Sponsor to qualify Units of the Trust for sale in a number of states. Sales will be made to dealers and others at prices which represent a concession or agency commission of 65% of the total sales charge for Units sold by such dealers. Volume concessions or agency commissions of an additional 0.40% of the Public Offering Price will be given to any broker/dealer or bank, who purchase from the Sponsor at least $250,000 on any day. The Sponsor reserves the right to change the amount of the concession or agency commission from time to time. Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in the amounts indicated above. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In Texas and in certain other states, any banks making Units available must be registered as broker/dealers under state law.

Underwriters, dealers and others who, in a single month, purchase from the Sponsor Units of any Series of The First Trust GNMA,
The First Trust of Insured Municipal Bonds, The First Trust Combined Series, The First Trust Special Situations Trust, Templeton Growth and Treasury Trust, Templeton Foreign Fund & U.S. Treasury Securities Trust, The Advantage Growth and Treasury Securities Trust or any other unit investment trust of which Nike Securities L.P. is the Sponsor (the "UIT Units"), which sale of UIT Units are in the following aggregate dollar amounts, will receive additional concessions from the Sponsor as indicated in the following table:


        Aggregate Monthly Amount                Additional Concession
        of UIT Units Sold                       (per $1,000 sold)
        ________________________                _____________________
        $ 1,000,000 - $2,499,999                $0.50
        $ 2,500,000 - $4,999,999                $1.00
        $ 5,000,000 - $7,499,999                $1.50
        $ 7,500,000 - $9,999,999                $2.00
        $10,000,000 or more                     $2.50


Aggregate Monthly Dollar Amount of UIT Units Sold is based on settled trades for a month (including sales of UIT Units to the Sponsor in the secondary market which are resold), net of redemptions.

From time to time the Sponsor may implement programs under which dealers of the Trust may receive nominal awards from the Sponsor for each of their registered representatives who have sold a minimum number of UIT Units during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales force of a dealer may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such dealer that sponsors sales contests or recognition programs conforming to criteria established by the Sponsor, or participates in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Units of the Trust. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trust. These programs will not change the price Unit holders pay for their Units or the amount that the Trust will receive from the Units sold.

The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on the Trust and returns over specified periods on other similar Trusts sponsored by Nike Securities L.P. with returns on other taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Trust. U.S.
Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Trust are described more fully elsewhere in this Prospectus.

Trust performance may be compared to performance on a total return basis with the Dow Jones Industrial Average, the S&P 500 Composite
Price Stock Index, the Morgan Stanley World Index or other global indices, or performance data from Lipper Analytical Services, Inc. and Morningstar Publications, Inc. or from publications such as Money Magazine, The New York Times, U.S. News and World Report, Business Week, Forbes Magazine or Fortune Magazine. As with other performance data, performance comparisons should not be considered representative of the Trust's relative performance for any future period.

What are the Sponsor's Profits?

The Sponsor of the Trust will receive a gross sales commission equal to 5.5% of the Public Offering Price of the Units (equivalent to 5.82% of the net amount invested), less any reduced sales charge for quantity purchases as described under "Public Offering-How is the Public Offering Price Determined?" See "Public Offering-How are Units Distributed?" for information regarding the receipt of the excess gross sales commissions by the Sponsor from the Underwriters and additional concessions available to the dealers and others.

In maintaining a market for the Units, the Sponsor or Underwriters will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price includes a sales charge of 5.5%) or redeemed. The secondary market public offering price of Units may be greater or less than the cost of such Units to the Sponsor or Underwriters.

Will There be a Secondary Market?

Although it is not obligated to do so, the Sponsor intends to, and the Underwriters may, maintain a market for the Units and continuously to offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Treasury Obligations in the portfolio of the Trust and the net asset value of the Fund shares in the Trust plus or minus cash, if any, in the Capital and Income Accounts of the Trust. All expenses incurred in maintaining a secondary market, other than the fees of the Evaluator, the supervisory and audit expenses and the costs of the Trustee in transferring and recording the ownership of Units, will be borne by the Sponsor. If the supply of Units exceeds demand, or for some other business reason, the Sponsor may discontinue purchases of Units at such prices. IF A UNIT HOLDER WISHES TO
DISPOSE OF HIS OR HER UNITS, HE OR SHE SHOULD INQUIRE OF THE SPONSOR AS TO CURRENT MARKET PRICES PRIOR TO MAKING A TENDER FOR REDEMPTION
TO THE TRUSTEE.

                     RIGHTS OF UNIT HOLDERS

How is Evidence of Ownership Issued and Transferred?

The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units may be evidenced by registered certificates executed by the Trustee and the Sponsor. Delivery of certificates representing Units ordered for purchase is normally made five business days following such order or shortly thereafter. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. Certificates to be redeemed must be properly endorsed or accompanied by a written instrument or instruments of transfer.
A Unit holder must sign exactly as his name appears on the face of the certificate with signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Record ownership may occur before settlement.

Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof, numbered serially for purposes of identification.

Unit holders may elect to hold their Units in uncertificated form.
The Trustee will maintain an account for each such Unit holder and will credit each such account with the number of Units purchased by that Unit holder. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send to the registered owner of Units a written initial transaction statement containing a description of the Trust; the number of Units issued or transferred; the name, address and taxpayer identification number, if any, of the new registered owner; a notation of any liens and restrictions of the issuer and any adverse claims to which such Units are or may be subject or a statement that there are no such liens, restrictions or adverse claims; and the date the transfer was registered. Uncertificated Units are transferable through the same procedures applicable to Units evidenced by certificates (described above), except that no certificate need be presented to the Trustee and no certificate will be issued upon the transfer unless requested by the Unit holder. A Unit holder may at any time request the Trustee to issue certificates for Units.

Although no such charge is now made or contemplated, a Unit holder may be required to pay $2.00 to the Trustee per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or exchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder may be required to furnish indemnity satisfactory to the Trustee and pay such expenses as the Trustee may incur.
Mutilated certificates must be surrendered to the Trustee for replacement.

How are Income and Capital Distributed?

The Trustee will distribute any net income (other than accreted interest) received with respect to any of the Securities in the Trust on or about the Distribution Dates to Unit holders of record on the preceding Record Date. See Part One of the Prospectus. Proceeds received from rebated Rule 12b-1 fees or on the sale of any Securities in the Trust, to the extent not used to meet redemptions of Units or pay expenses, will be distributed at least annually on each Distribution Date to Unit holders of record on the preceding Record Date. Income with respect to the original issue discount on the Treasury Obligations in the Trust, will not be distributed currently, although Unit holders will be subject to Federal income tax as if a distribution had occurred. See "What is the Federal Tax Status of Unit Holders?"

The Record Date and Distribution Date were established so as to occur shortly after the record date and the payment dates of the Fund. The Fund normally pays dividends on its net investment income annually. Net realized capital gains, if any, will be distributed at least annually.

Within a reasonable time after the Trust is terminated, each Unit holder will, upon surrender of his or her Units for redemption, receive: (i) the number of shares of the Fund attributable to his or her Units, which will be distributed "in-kind" directly to his or her account, rather than redeemed, (ii) a pro rata share of the amounts realized upon the disposition of the Treasury Obligations and (iii) a pro rata share of any other assets of the Trust, less expenses of the Trust, subject to the limitation that Treasury Obligations may not be sold to pay for Trust expenses. Not less than 60 days prior to the termination of the Trust, Unit holders will be offered the option of having the proceeds from the disposition of the Treasury Obligations in the Trust invested on the date such proceeds become available to the Trust, in additional shares of the Fund at net asset value. Such shares will not be subject to a sales charge or a contingent deferred sales load but such shares will incur Rule 12b-1 fees as do all other shares held directly by investors in the Fund. Unless a Unit holder indicates that he or she wishes to reinvest such amounts, they will be paid in cash, as indicated above. A Unit holder may, of course, at any time after the Fund shares are distributed to his or her account, instruct the Fund to redeem all or a portion of the shares in his or her account. Shares of the Fund, as more fully described in its prospectus, will be redeemed at the then current net asset value. If within 180 days after the termination of the Trust a registered owner of Units has not surrendered the Units, the Trustee shall liquidate the shares of the Fund held for such Unit holder and hold the funds to which such Unit holder is entitled until such Units are surrendered.

The Trustee will credit to the Income Account of the Trust any dividends, distributions or rebated Rule 12b-1 fees received on the Fund shares therein. All other receipts (e.g., return of principal, capital gains, etc.) are credited to the Capital Account of the Trust.

The Trustee may establish reserves (the "Reserve Account") within the Trust for state and local taxes, if any, and any governmental charges payable out of the Trust.

How Can Distributions to Unit Holders be Reinvested?

Each Unit holder of the Trust will have distributions of principal, capital gains, if any, or income automatically invested in Fund shares (if Fund shares are registered in the Unit holder's state of residence) deposited at such share's net asset value next computed, unless he or she indicates at the time of purchase, or subsequently notifies the Trustee in writing, that he or she wishes to receive cash payments. Shares of the Fund obtained through reinvestment will not be subject to a sales charge, although such shares will incur Rule 12b-1 fees as do all other shares held directly by investors in the Fund. Reinvestment by the Trust in Fund shares will normally be made as of the distribution date of the Trust after the Trustee deducts therefrom the expenses of the Trust.

Additional information with respect to the investment objective and policies of the Fund is contained in its Additional Statement, which can be obtained from the Underwriter.

Unit holders who are receiving distributions in cash may elect to participate in the automatic reinvestment feature by filing with the Trustee an election to have such distributions reinvested without a sales charge. Such election must be received by the Trustee at least ten days prior to the Record Date applicable to any distribution in order to be in effect for such Record Date. Any such election shall remain in effect until a subsequent notice is received by the Trustee.

Exchange Privilege. Shares of the Fund held in a Unit holder's reinvestment account and of the Eligible Funds listed in "Right of Accumulation" in the Fund's Prospectus may be exchanged at net asset value per share at the time of exchange, without sales charge, if all of the following conditions are met: (1) shares of the fund selected for exchange are available for sale in the shareholder's state of residence; (2) the respective prospectuses of the funds the shares of which are to be exchanged and acquired offer the Exchange Privilege to the investor; (3) newly-purchased
(by initial or subsequent investment) shares are held in an account for at least seven days and all other shares at least one day prior to the exchange; and (4) the aggregate net asset value of shares surrendered for exchange is at least equal to the minimum investment requirements of the fund the shares of which are to be acquired. See "Exchange Privilege" in the Fund's prospectus for additional information regarding the exchange procedure. THE EXCHANGE PRIVILEGE DOES NOT APPLY TO OPPENHEIMER GLOBAL FUND SHARES
IN THE TRUST'S PORTFOLIO, ONLY TO A UNIT HOLDER'S REINVESTMENT ACCOUNT.

General Information on Exchanges. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days, if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund in its discretion reserves the right to refuse any exchange requests that will disadvantage it, for example, if the receipt of multiple exchange requests from a dealer might require the disposition of securities at a time or a price disadvantageous to the Fund.

The Eligible Funds have different investment objectives and policies. For complete information, including sales charges and expenses, a prospectus of the fund into which the exchange is being made should be read prior to an exchange. Dealers or brokers who process exchange orders on behalf of their customers may charge for their services. Those charges may be avoided by requesting the Fund directly to exchange shares. For Federal tax purposes, an exchange is treated as a redemption and purchase of shares. See "How to Redeem Shares-Reinvestment Privilege" in the Fund's prospectus for a discussion of certain tax effects of exchanges. No sales commissions are paid by the Distributor on exchanges of shares (unless a front-end sales charge is assessed on the exchange).

Pursuant to telephone exchange agreements with the Distributor, certain dealers, brokers and investment advisors may exchange their client's Fund shares by telephone, subject to the terms of the agreements and the Distributor's right to reject or suspend such telephone exchanges at any time. Because of the restrictions and procedures under those agreements, such exchanges may be subject to timing limitations and other restrictions that do not apply to exchanges requested by shareholders directly, as described above.

What Reports Will Unit Holders Receive?

The Trustee shall furnish Unit holders in connection with each distribution a statement of the amount of income, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of the Trust the following information in reasonable detail: (1) a summary of transactions in the Trust for such year;
(2) any Securities sold during the year and the Securities held at the end of such year by the Trust; (3) the redemption price per Unit based upon a computation thereof on the 31st day of December of such year (or the last business day prior thereto); and (4) amounts of income and capital gains distributed during such year.

How May Units be Redeemed?

A Unit holder may redeem all or a portion of his or her Units by tender to the Trustee at its corporate trust office in the City of New York of the certificates representing the Units to be redeemed, or in the case of uncertificated Units, delivery of a request for redemption, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed as explained above (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates), and payment of applicable governmental charges, if any. No redemption fee will be charged.
On the third business day following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit equal to the redemption price per Unit next computed after receipt by the Trustee of such tender of Units. The day of tender is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after 4:00 p.m. Eastern time, the date of tender is the next day on which the NYSE is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day. Units so redeemed shall be cancelled.

Any amounts paid on redemption representing income shall be withdrawn from the Income Account of the Trust to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Capital Account of the Trust.

The Trustee is empowered to sell Securities of the Trust in order to make funds available for redemption. To the extent that Securities are sold, the size and diversity of the Trust will be reduced.
Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. Shares of the Fund will be sold to meet redemptions of Units before Treasury Obligations, although Treasury Obligations may be sold if the Trust is assured of retaining a sufficient principal amount of Treasury Obligations to provide funds upon maturity of the Trust at least equal to $10.00 per Unit.

The redemption price per Unit (as well as the secondary market
Public Offering Price) will be determined on the basis of the bid price of the Treasury Obligations and the net asset value of the Fund shares in the Trust, plus or minus cash, if any, in the Capital and Income Accounts of the Trust, as of the close of trading on the NYSE on the date any such determination is made.
The Redemption Price per Unit is the pro rata share of each Unit determined by the Trustee by adding: (1) the cash on hand in the Trust other than cash deposited in the Trust to purchase Securities not applied to the purchase of such Securities; (2) the aggregate value of the Securities (including "when issued" contracts, if any) held in the Trust, as determined by the Evaluator on the basis of bid prices of the Treasury Obligations and the net asset value of the Fund shares next computed; and (3) dividends or other distributions receivable on Fund shares trading ex-dividend as of the date of computation and amounts accrued, if any, for rebated Rule 12b-1 fees; and deducting therefrom: (1) amounts representing any applicable taxes or governmental charges payable out of the Trust; (2) an amount representing estimated accrued expenses of the Trust, including but not limited to fees and expenses of the Trustee (including legal and auditing fees), the Evaluator, the Supervisor and counsel fees, if any; (3) cash held for distribution to Unit holders of record of the Trust as of the business day prior to the evaluation being made; and (4) other liabilities incurred by the Trust; and finally dividing the results of such computation by the number of Units of the Trust outstanding as of the date thereof.

The right of redemption may be suspended and payment postponed for any period during which the NYSE is closed (other than for customary weekend and holiday closings) or during which the SEC determines that trading on the NYSE is restricted or any emergency exists, as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for such other periods as the SEC may by order permit. Under certain extreme circumstances, the Sponsor may apply to the SEC for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units. The Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

How May Units be Purchased by the Sponsor?

The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before 1:00 p.m. Eastern time on the same business day and by making payment therefor to the Unit holder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.
In the event the Sponsor does not purchase Units, the Trustee may sell Units tendered for redemption in the over-the-counter market, if any, as long as the amount to be received by the Unit holder is equal to the amount he or she would have received on redemption of the Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then effective prospectus describing such Units. Any profit or loss resulting from the resale or redemption of such Units will belong to the Sponsor.

How May Securities be Removed from the Trust?

The portfolio of the Trust is not "managed" by the Sponsor or the Trustee; their activities described herein are governed solely by the provisions of the Indenture. The Indenture provides that the Sponsor may (but need not) direct the Trustee to dispose of a Security in the unlikely event that an issuer of a Security defaults in the payment of dividends or interest or there exist certain other materially adverse conditions described in the Indenture.

The Trustee may also sell Securities designated by the Sponsor, or if not so directed, in its own discretion, for the purpose of redeeming Units of the Trust tendered for redemption and the payment of expenses; provided, however, that in the case of Securities sold to meet redemption requests, Treasury Obligations may only be sold if the Trust is assured of retaining a sufficient principal amount of Treasury Obligations to provide funds upon maturity of the Trust at least equal to $10.00 per Unit. Treasury Obligations may not be sold to meet Trust expenses.

        INFORMATION AS TO SPONSOR, TRUSTEE AND EVALUATOR

Who is the Sponsor?

Nike Securities L.P., the Sponsor, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities L.P., an Illinois limited partnership formed in 1991, acts as Sponsor for successive series of The First Trust
Combined Series, The First Trust Special Situations Trust, The
First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. First Trust introduced the first insured unit investment trust in 1974 and to date more than $8 billion in First Trust unit investment trusts have been deposited. The Sponsor's employees include a team of professionals with many years of experience in the unit investment trust industry.
The Sponsor is a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation and has its principal offices at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number (708) 241-4141. As of December 31, 1994, the total partners' capital of Nike Securities L.P. was $10,863,058 (audited). (This paragraph relates only to the Sponsor and not to the Trust or to any series thereof or to any other Underwriter.
The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

Who is the Trustee?

The Trustee is The Chase Manhattan Bank (National Association), a national banking association with its principal executive office located at 1 Chase Manhattan Plaza, New York, New York 10081 and its unit investment trust offices at 770 Broadway, New York, New York 10003. Unit holders who have questions regarding this Trust, may call Shareholder Financial Services, Inc. via the Customer Service Help Line at 1-800-682-7520. The Trustee is subject to supervision and examination by the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The Trustee, whose duties are ministerial in nature, has not participated in the selection of the Securities. For information relating to the responsibilities of the Trustee under the Indenture, reference is made to the material set forth under "Rights of Unit Holders."

The Trustee and any successor Trustee may resign by executing an instrument in writing and filing the same with the Sponsor and mailing a copy of a notice of resignation to all Unit holders. Upon receipt of such notice, the Sponsor is obligated to appoint a successor Trustee promptly. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. If upon resignation of the Trustee no successor has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of the Trustee becomes effective only when the successor Trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor Trustee.

Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor Trustee. The Trustee must be a banking corporation organized under the laws of the United States or any State and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Limitations on Liabilities of Sponsor and Trustee

The Sponsor and the Trustee shall be under no liability to Unit holders for taking any action or for refraining from taking any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith, gross negligence (ordinary negligence in the case of the Trustee) or reckless disregard of their obligations and duties.
The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities.
In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.
In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

If the Sponsor shall fail to perform any of its duties under the Indenture or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the SEC, or (b) terminate the Indenture and liquidate the Trust as provided herein, or (c) continue to act as Trustee without terminating the Indenture.

Who is the Evaluator?

The Evaluator is FT Evaluators L.P., an Illinois limited partnership formed in 1994 and an affiliate of the Sponsor. The Evaluator's address is 1001 Warrenville Road, Lisle, Illinois 60532. The Evaluator may resign or may be removed by the Sponsor and the Trustee, in which event the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within 30 days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unit holders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                        OTHER INFORMATION

How May the Indenture Be Amended or Terminated?

The Sponsor and the Trustee have the power to amend the Indenture without the consent of any of the Unit holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders
(as determined in good faith by the Sponsor and the Trustee).

The Indenture provides that the Trust shall terminate upon the maturity, redemption or other disposition of the last of the Treasury Obligations held in the Trust but in no event beyond the Mandatory Termination Date indicated herein under "Summary of Essential Information." The Trust may be liquidated at any time by consent of 100% of the Unit holders of the Trust or by the Trustee in the event that Units of the Trust not yet sold aggregating more than 60% of the Units of the Trust are tendered for redemption by the Underwriter, including the Sponsor. If the Trust is liquidated because of the redemption of unsold Units of the Trust by the Underwriter, the Sponsor will refund to each purchaser of Units of the Trust the entire sales charge paid by such purchaser. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders of the Trust. Within a reasonable period after termination, the Trustee will follow the procedures set forth under "How are Income and Principal Distributed?"

Legal Opinions

The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Carter, Ledyard & Milburn will act as counsel for the Trustee and as special New York tax counsel for the Trust.

Experts

The statement of net assets, including the portfolio, of the Trust contained in Part One of this Prospectus has been audited by Ernst
& Young LLP, independent auditors, as set forth in their report thereon appearing therein and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

             This page is intentionally left blank.


Page 31



CONTENTS:
Oppenheimer Global Growth & Treasury Securities
    Trust
        What is Oppenheimer Global Growth & Treasury
           Securities Trust?                                             3
        What are the Expenses and Charges?                               3
        What is the Federal Tax Status of Unit Holders?                  5
        Why are Investments in the Trust Suitable for
           Retirement Plans?                                             8
Portfolio:
        What are Treasury Obligations?                                   8
        What is Oppenheimer Global Fund?                                 8
        Fund Expenses                                                    9
        What are the Fund's Investment Policies?                        11
        Risk Factors                                                    12
        Who is the Management of Oppenheimer
          Global Fund?                                                  15
        Fund Performance Information                                    18
        Additional Information                                          19
        What are Some Additional Considerations
           for Investors?                                               20
Public Offering:
        How is the Public Offering Price Determined?                    21
        How are Units Distributed?                                      22
        What are the Sponsor's Profits?                                 23
        Will There be a Secondary Market?                               23
Rights of Unit Holders:
        How is Evidence of Ownership Issued
          and Transferred?                                              23
        How are Income and Capital Distributed?                         24
        How Can Distributions to Unit Holders
          be Reinvested?                                                25
        What Reports Will Unit Holders Receive?                         26
        How May Units be Redeemed?                                      26
        How May Units be Purchased by the Sponsor?                      27
        How May Securities be Removed
          from the Trust?                                               27
Information as to Sponsor, Trustee and Evaluator:
        Who is the Sponsor?                                             27
        Who is the Trustee?                                             28
        Limitations on Liabilities of Sponsor and Trustee               28
        Who is the Evaluator?                                           28
Other Information:
        How May the Indenture Be Amended
          or Terminated?                                                29
        Legal Opinions                                                  29
        Experts                                                         29
                                    ___________


        THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL,
OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.
        THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET
FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.


                  FIRST TRUST (registered trademark)



                        Oppenheimer Global
                        Growth & Treasury
                         Securities Trust



                            Prospectus
                             Part Two
                        December 29, 1995


               First Trust (registered trademark)
                1001 Warrenville Road, Suite 300
                      Lisle, Illinois 60532
                         1-708-241-4141




                            Trustee:

                    The Chase Manhattan Bank
                     (National Association)
                          770 Broadway
                    New York, New York 10003




                     THIS PART TWO MUST BE
                    ACCOMPANIED BY PART ONE


                   PLEASE RETAIN THIS PROSPECTUS
                       FOR FUTURE REFERENCE




Page 32



                           -APPENDIX-

The graph which appears on page 20 of the prospectus represents a comparison between a $10,000 investment made on June 30, 1984 in Class A shares of Oppenheimer Global Fund and the Morgan Stanley World Index. The chart indicates that $10,000 invested on June
30, 1984 in Class A shares of Oppenheimer Global Fund would be worth $44,894 as of June 30, 1994 as opposed to $42,707 had the $10,000 been invested in the Morgan Stanley World Index.



              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Auditors

                          Financial Data Schedule







                               S-1
                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Oppenheimer Global Growth & Treasury Securities Trust, Series 1, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on December 29, 1995.

                           OPPENHEIMER GLOBAL GROWTH & TREASURY
                              SECURITIES TRUST, SERIES 1
                                                            (Registrant)
                           By  NIKE SECURITIES L.P.
                                                             (Depositor)


                           By      Carlos E. Nardo
                                                   Senior Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following person in the capacity and on the date indicated:

Signature                  Title*                  Date

Robert D. Van Kampen  Sole Director of       )
                      Nike Securities        )
                        Corporation,         ) December 29, 1995
                    the General Partner      )
                  of Nike Securities L.P.    )
                                             )
                                             )  Carlos E. Nardo
                                             ) Attorney-in-Fact**



*The title of the person named herein represents his capacity in and relationship to Nike Securities L.P., Depositor.

**An executed copy of the related power of attorney was filed wi th the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of The First Trust Special Situations Trust, Series 18 (File No. 33-42683) and the same is hereby incorporated herein by this reference.

                               S-2
                 CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 10, 1995 in this Post-Effective Amendment to the Registration Statement and related Prospectus of Oppenheimer Global Growth & Treasury Securities Trust dated December 20, 1995.



                                        ERNST & YOUNG





Chicago, Illinois
December 19, 1995